As filed with the Securities and Exchange Commission on January 7, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/01/11 – 10/31/12

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2012

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

Thomas White International Fund Best International Multi-Cap Core Fund 10-Years ended 11/30/2011 Among 26 funds for risk adjusted performance

Visit our websites, and travel country to country as we chronicle the world’s transformation into an exciting global marketplace.

www.thomaswhite.com

Experience the enhanced features of our Thomas White Global Investing website, and explore the panorama of trends, economic indicators and policy changes shaping our ever-changing global marketplace.

www.thomaswhitefunds.com

Please visit the Thomas White Funds website, designed to provide you with easy access to important information on our three fund offerings including performance, rankings and commentaries.

www.thomaswhite.com/for-financial-professionals/

The Thomas White Financial Professional website serves the financial advisor community with exclusive insights, such as emerging market white papers, and in-depth product information on all of our strategies.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk. This is not an offer to buy or sell securities. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

(This page is not part of the Annual Report.)

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 46 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-six years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent

14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly valuations covering over 3,000 companies in 45 countries.

www.thomaswhitefunds.com

Message to Shareholders

December 28, 2012

Dear Shareholders and Friends,

We are delighted to welcome all of our many new shareholders and their investment advisors. You have joined a growing number of individuals and organizations who have entrusted Thomas White International to manage a portion of their investments. Given our growth in assets under management, we continue to expand the number of our professionals, including adding analysts to our research team located in Chicago and Bangalore, India. These well-trained individuals search around the clock to discover the undervalued investment opportunities that drive our performance.

Thomas White International is just as committed to supporting the investment advisors who work closely with our shareholders. We recognize their need to have access to our professionals and stay aware of our market strategy and stock selection. To keep our shareholders aware of significant world trends, we publish numerous reports analyzing the countries and industries our analysts cover. Their emerging market reports regularly feature powerful business leaders, describing how they’ve overcome the challenges in these countries to build successful businesses. The reports are available to read and subscribe to on our popular website “Thomas White Global Investing” at www.thomaswhite.com.

Economic Outlook: Developed Country Policies Have Only Produced Slow Growth.

While growth in most of the emerging market countries quickly recovered after 2008, policy efforts over the last four years to stimulate a normal economic recovery in the developed countries have not been successful. In the United States, the Federal Reserve (Fed), having early on lowered the federal funds rate to near 0%, now has a program buying $40B agency mortgage-backed securities monthly and the monthly purchases of $45B Treasury securities with longer maturities. Moreover, the Fed has adopted full employment as a second official mission objective, stating that its current aggressive stance will continue until U.S. unemployment falls to 6.5%.

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			Developed Markets			Emerging Markets
		World	USA	Europe#	Japan	China	India	Brazil	Russia
Country	2012*	100%	21.80%	21.00%	6.40%	16.40%	6.40%	2.90%	3.50%
GDP Weight (% of World)	Rank	-	1	2	4	3	5	9	7
World Population	Rank	-	4	3	12	1	2	6	10
World Land Mass	Rank	-	3	7	64	4	8	5	1
Economic Growth	2008	2.80%	-0.30%	0.40%	-1.00%	9.60%	6.90%	5.20%	5.20%
(Annual Rate)	2009	-0.60%	-3.10%	-4.40%	-5.50%	9.20%	5.90%	-0.30%	-7.80%
	2010	5.10%	2.40%	2.00%	4.50%	10.40%	10.10%	7.50%	4.30%
	2011	3.80%	1.80%	1.40%	-0.80%	9.20%	6.80%	2.70%	4.30%
	2012	3.30%	2.20%	-0.40%	2.20%	7.80%	4.90%	1.50%	3.70%
	2013	3.60%	2.10%	0.20%	1.20%	8.20%	6.00%	4.00%	3.80%
Govt Fiscal	2008	-2.20%	-6.70%	-2.10%	-4.10%	-0.70%	-8.70%	-1.30%	4.90%
Surplus/Deficit	2009	-7.40%	-13.30%	-6.40%	-10.40%	-3.10%	-10.00%	-3.00%	-6.30%
(Annual Rate)	2010	-6.00%	-11.20%	-6.20%	-9.40%	-1.50%	-9.40%	-2.70%	-3.50%
	2011	-4.60%	-10.10%	-4.10%	-9.80%	-1.20%	-9.00%	-2.60%	1.60%
	2012	-4.20%	-8.70%	-3.30%	-10.00%	-1.30%	-9.50%	-2.10%	0.50%
	2013	-3.50%	-7.30%	-2.60%	-9.10%	-1.00%	-9.10%	-1.60%	0.20%
Govt Debt to GDP	2008	66%	76%	70%	192%	17%	74%	64%	8%
(% of GDP)	2009	76%	90%	80%	210%	18%	74%	77%	11%
	2010	80%	99%	85%	215%	34%	68%	65%	12%
	2011	80%	103%	88%	230%	26%	67%	65%	12%
	2012	81%	107%	94%	237%	22%	68%	64%	11%
	2013	81%	112%	95%	245%	20%	67%	61%	10%

*A country’s weight within the world economy is based on 2012 Purchasing Power Parity (source International Monetary Fund).

#Euro Area

2012-13 are Oct 2012 IMF projections.

Will the Aggressive Central Bank Actions Now in Place in Europe, Japan and by the Federal Reserve Eventually Stimulate Growth?

Since their peak on March 31, 2008, Federal Reserve data shows U.S. mortgage debt has declined every quarter and is now down 11% to $1.140 trillion. Total consumer debt, which also includes auto loans, student debt and credit cards, is up $176 billion, so combined consumer debt is down 7% to $955B. As consumption represents 70% of

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U.S. Gross Domestic Product (GDP) growth, this shows consumer spending is the main reason for the slow recovery.

Debt levels over the same period at state and local governments are up 5% to $156B and business debt rose 9% to $998B. The Federal government’s debt increased a record $6.313 trillion dollars over last 18 quarters! This represents what the Treasury had to borrow from the Fed to fund its deficit spending over this period. The U.S. Treasury had no choice but to have the Fed buy these bonds since foreign holdings of U.S. debt only rose $96B. This explains why the Federal Reserve’s ownership of Treasury securities has risen so sharply since 2008.

We Feel the Government’s Aggressive Deficit Spending, Which Has Been Financed by Expanding the Leverage at the Federal Reserve Bank, Will Produce a Decade of Below Average Growth with Low Inflation.

Why has such a massive amount of government spending over the last 4 years only resulted in a disappointing 1-2% GDP growth? The primary reason is that 95% of the spending went into supporting an excessive level of consumption promised by the politicians even though the country’s revenues could not justify these expenditures. We believe this money should have been spent as investments in the country’s infrastructure, in scientific research and in improving educational standards. Without investing in the nation’s future, as is done in Asia and the Scandinavian countries, the U.S. standard of living will likely continue to fall.

Given we do not see any immediate changes in the government’s priorities, we project sluggish U.S. growth will continue in 2013 and inflation will remain under 2%. Moreover, our intuition tells us that the enormous amount of debt created over this period may eventually produce a number of unintended consequences involving either deflation or high inflation. A more prudent strategy would be to face reality and convince the country’s citizens that they would be better off in the long-run to endure the short-term pain of cutting consumer support and the ensuing mounting debt, and in turn, invest some of that money saved in areas that would generate growth and employment.

Our Portfolio Strategy

Most of the central banks in the developed countries are now aggressively attempting to stimulate their economies. Using quantitative easing, they are pushing down longer-term interest rates as the shorter maturities are already near zero. With limited capital gains potential left in investment grade fixed income, we feel that a certain amount of the growing liquidity generated by the central banks’ actions will find its way into the global stock markets.

We feel that investors will be well served owning sound companies doing business globally. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being

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able to handle these challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments can offer exceptional buying opportunities.

Your Portfolio Manager and Many Members of Our Research Team Are Fellow Fund Shareholders.

As do many in our firm, I have 100% of my stock market exposure in the Thomas White Funds, including the International Fund, the Emerging Markets Fund and the American Opportunities Fund.

All of us at Thomas White International wish you a happy holiday season and a prosperous New Year.

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

Cash flow:  Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Investment grade:  Bonds that are judged by a registered nationally recognized statistical rating organization rating agency as having a relatively low risk of default.

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 40 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst) as of October 31, 2012.
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	28.1%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010-2012[2]	6.8%	6.3%	2.2% (#4)	11.1% (#1)	-0.1% (#5)	7.4% (#2)	3.1% (#3)
1970-2012[2]	9.3%		10.2%	9.6%	9.0%	10.1%

1988-2012[2]	7.1%	7.3%	8.7%	9.8%	-0.4%	10.4%	12.6%

Source: MSCI

*Developed Markets

1Data beginning January 1, 1988

2Returns through October 31, 2012

Past performance is not a guarantee of future results

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2012 regional return range of 9.0% to 10.2% are all close to the 9.3% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI AC World Index, started in 1988, has outperformed the World Index due to the new added emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning Thomas White’s American Opportunities, International and Emerging Markets Funds could benefit from the potential for smoother performance inherent in the Funds’ portfolios as they are diversified across industries, countries and currencies.

In falling market environments, less volatile performance can encourage investors to stay the course. This should help promotes success in reaching one’s long-term investment goals.

Diversification does not assure a profit nor protect against loss in a declining market.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 109% since the end of the Cold War in 1989. As of October 2012, America’s 4,977 exchange-traded stocks now only represent 10.77% of the 46,231 stocks on the world’s 52 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2012[2]	1960	1970	1980	1990	2000	2012
Developed Markets	99.9%	99.8%	99.2%	97%	96%	77%

United States	72%	66%	57%	43%	51%	38%

Canada	3%	2%	3%	2%	2%	4%

Europe	22%	22%	23%	25%	28%	23%

Asia Pacific	3%	8%	16%	27%	15%	12%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	23%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$40.0

1World Federation of Exchanges, Focus-October 2012

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 2012 (Unaudited)
Class	Sales Charge		6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	No sales charge		2.15%	13.05%	8.25%	6.17%	-4.40%	10.53%	7.71%
Class I shares[1] (TWWIX)	No sales charge		2.25%	13.17%	8.37%	6.21%	-4.38%	10.54%	7.72%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	-3.68%	6.62%	2.10%	4.13%	-5.51%	9.88%	7.37%
		Excluding sales charge	2.22%	13.14%	8.34%	6.20%	-4.39%	10.54%	7.72%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	1.11%	12.01%	7.22%	6.16%	-4.41%	10.52%	7.71%
		Excluding sales charge	2.11%	13.01%	8.22%	6.16%	-4.41%	10.52%	7.71%
MSCI All Country World ex US Index[4]	N/A		1.21%	10.81%	3.98%	3.74%	-5.08%	9.31%	5.06%

* The inception date of the Investor Class Shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 44 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

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THOMAS WHITE INTERNATIONAL FUND

	Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses (annualized) [1]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	N/A	N/A	Up to 0.25%	N/A	1.31% (Year ended Oct 31, 2012)	1.43%	1.24%
Class I	N/A	N/A	N/A	N/A	0.99% (Aug 31, 2012 through Oct 31, 2012)	1.18%	0.99%
Class A	5.75%	N/A	Up to 0.25%	0.25%	1.49% (Aug 31, 2012 through Oct 31, 2012)	1.68%	1.49%
Class C	N/A	1.00% within 15 months	N/A	1.00%	1.99% (Aug 31, 2012 through Oct 31, 2012)	2.18%	1.99%

1In the absence of the expense reimbursement for the International Fund, the ratio of expenses to average net assets would have been 1.37% for Investor Class shares, 1.45% for Class I shares, 1.66% for Class A shares and 2.16% for Class C shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover (Year ended October 31, 2012)
Investor Class	$16.55	$540.1 million	2.00% within 60 days	66%
Class I	$16.56	$106.6 million
Class A	$16.56	$519
Class C	$16.56	$518

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OCTOBER 31, 2012

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2012. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +172.10% for the Fund’s Investor Class shares and +143.62% for the benchmark. The one-year return for the Fund’s Investor Class shares was +8.25%. The Fund’s Investor Class shares average annual total return since inception was +7.71%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 44 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund Investor Class shares returned +2.15% for the six-month period ended October 31, 2012, compared to +1.21% for the Fund’s benchmark, the MSCI All Country World ex US Index. The Fund’s Investor Class shares returned +8.25%, +6.17%, -4.40%, and +10.53% for the 1-, 3-, 5-, and 10-year periods ended October 31, 2012 against +3.98%, +3.74%, -5.08%, and +9.31%, respectively, for the benchmark. Since its inception on June 28, 1994, the Fund’s Investor Class shares have returned +7.71% annualized while the benchmark index returned +5.06% for the same period.

Aggressive Monetary Policy Steps Help Revive Sentiment

A healthy recovery in September helped international equities offset the steep decline during the month of May, and record moderate returns for the six-month review period ended October 31, 2012. Investor sentiment at the beginning of the review period was negatively affected by the unrelenting fears about the fiscal crisis and a deeper recession in Europe, as well as a slowdown in economic growth rates across the globe. However, extraordinary policy steps by the U.S. Federal Reserve, the European Central Bank (ECB), the Bank of Japan, and other central banks, as well as moderate recovery in economic signals, helped revive investor confidence towards the end of the review period.

More than two years after the problems surfaced, the European fiscal crisis still lingers on in the absence of a comprehensive solution. As a result, several countries in the region remain in a recession, dragging down the pace of global economic growth. The political consensus of last year to solve the crisis appeared fragile as political parties opposed to austerity measures gained in popularity and rose to power in select countries earlier this year. However, both sides have become more accommodative in recent months and have rekindled expectations of an agreement that will be broadly acceptable. Proposals to forge a closer fiscal union and to entrust the supervision of the region’s largest banks to the ECB have gained wide acceptance.

Growth rates and most other economic data fell short of forecasts during the first few months of the review period as consumer sentiment turned more subdued across major economies, including the large emerging markets. Industrial output declined in most developed countries as manufacturers reacted to weaker demand, both domestic and overseas. Economic conditions weakened across emerging markets as well, mostly due to the appreciable decline in exports to Europe. Nevertheless, global factory output saw a moderate recovery towards the end of the review period while exports from countries such as China and Korea appear to have stabilized. Further, corporate earnings and cash flows have remained relatively healthy so far.

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OCTOBER 31, 2012

Portfolio Review

During the six-month review period, the International Fund outperformed its benchmark index every month except August and September. Emerging markets underperformed in August and restricted Fund’s relative returns, as the Fund usually maintains a higher exposure to emerging market equities when compared to the benchmark. In September, the gains in emerging markets were led by select countries such as India where the Fund has a lower exposure. Healthcare and financial sectors outperformed during the review period, while energy and materials sectors lagged as oil and commodity prices corrected.

Hong Kong based manufacturer of home appliances and power tools Techtronic Industries Company Limited (+59.88%), which derives the bulk of its revenues from the developed countries, contributed the most to Fund returns during the review period, on signs of improving demand in major markets such as the U.S. Finnish lender Pohjola Bank Plc (+26.44%) benefited as the Nordic countries have been relatively less affected by the European crisis, and the bank reiterated that earnings for the fiscal year 2012 will be substantially higher than the previous year. Hong Kong based diversified conglomerate Jardine Strategic Holdings Ltd (+13.35%) benefited from the positive trends in the company’s key automobile business in Indonesia as well as sustained demand in the Hong Kong property market. German manufacturer of pharmaceuticals and chemicals Merck KGaA (+16.30%) outperformed as the company sustained its earnings growth and lifted guidance for the full year. The company has announced a cost restructuring exercise and also issued healthy revenue and earnings guidance for the year 2014. French manufacturer of stationery and shaving products Societe BIC S.A. (+16.44%) added value as the company announced a digital education solution for schools, in partnership with Intel Corp., and maintained its earnings guidance for the current year. European reinsurer Hannover Re (+21.91%) outperformed as the company reported strong earnings growth for the third quarter and issued guidance for the current year and 2013 that were above expectations.

ALS Limited (-46.12%), an Australian company that provides technical testing and inspection services to the mining sector detracted the most from Fund returns during the review period on concerns of a slowdown in mining activity as global demand for materials has become more subdued. Indonesian distributor of heavy equipment PT United Tractors Tbk (-29.89%) declined as the sales outlook for mining equipment in that country has been negatively affected by slower global demand for coal. Chinese car manufacturer Dongfeng Motor Group Co. Ltd. (-32.63%) was negatively affected over concerns of slower demand growth in its domestic market. German luxury car manufacturer BMW AG (-13.15%) underperformed due to concerns about a slowdown in demand in key markets such as China, even as its home market in Europe remains weak. Brazilian miner Vale S.A. (-17.96%) and Chinese oil and gas producer and refiner China Petroleum & Chemical Corporation (-10.08%) underperformed as energy and materials prices corrected on a subdued global demand outlook.

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THOMAS WHITE INTERNATIONAL FUND

While Global Outlook Has Stabilized, Significant Risks Remain

The readiness of leading central banks to expand the scope of monetary policy interventions has been the most significant factor driving the revival in investor sentiment since September. While the U.S. Federal Reserve has committed to keeping its benchmark rate at the current record low until mid-2015 as well as restarting its program to buy mortgage backed securities, the ECB has offered unlimited purchase of bonds issued by the troubled countries in the region. The Bank of Japan and the Bank of England have also expanded their quantitative easing programs. As well, central banks in emerging market countries, such as China, Brazil, and Korea, have pursued interest rate cuts, while rates are on hold in most others. Until economic signals turn more robust, it is expected that most central banks are likely to maintain their current policy stances that favor expansion.

The relatively healthy U.S. consumer demand, helped by a moderate revival in the housing sector and labor market, has also helped lift some of the dark clouds over the global economy. While this is not likely to fully offset the slump in European demand, countries that export manufactured goods are expected to see better stability in their overseas shipments. However, resource exporters appear unlikely to benefit as commodity prices have corrected. Nevertheless, lower energy and commodity prices could offer further support to consumer sentiment in the developed countries, though higher food prices are likely to cause concerns in emerging economies.

While global economic trends appear to be stabilizing, the European fiscal and banking crises as well as the prospect of a ‘fiscal cliff’ in the U.S. remain significant risks, in our opinion. Though fears about a collapse of the euro have been somewhat mitigated by the ECB’s extraordinary policy measures, the region remains in a recession. Unless a deeper banking union is established and a framework for closer fiscal integration is accepted by all the Euro-zone countries, a recovery from the recession will likely be delayed and Europe will possibly remain vulnerable to further financial shocks. In the U.S., lawmakers are under pressure to come up with an agreement that will avoid the tax increases and government spending cuts expected early next year. Failure to do so would likely invite significant negative economic consequences, not just for the U.S. but also for the rest of the world.

While we have no ability to foresee the choices policymakers might make, we are encouraged by the earnings and cash flow stability of prudently managed companies that have conservative balance sheets. These businesses have been relatively less affected by the subdued economic trends, and some of them are taking advantage of the downturn to strengthen their market share and expand into new segments and geographies. Our diligent research process continues to focus on identifying and keeping track of these businesses, which we believe will offer attractive long-term investment opportunities. Thank you for your confidence in the Thomas White International Fund.

14	www.thomaswhitefunds.com

OCTOBER 31, 2012

www.thomaswhitefunds.com	15

Portfolio Country and Industry Allocation as of October 31, 2012 (Unaudited)

Country Allocation	% of TNA
Australia	4.1%
Belgium	0.8%
Brazil	2.3%
Canada	4.6%
China	3.5%
Czech Republic	0.3%
Denmark	1.3%
Finland	2.3%
France	3.8%
Germany	12.1%
Hong Kong	5.7%
India	0.4%
Indonesia	1.4%
Israel	0.5%
Italy	0.7%
Japan	11.1%
Malaysia	1.0%
Mexico	2.5%
Netherlands	1.3%
Norway	3.6%
Philippines	0.5%
Russia	2.2%
Singapore	3.1%
South Africa	4.8%
South Korea	5.4%
Sweden	2.7%

Country Allocation	% of TNA
Switzerland	0.4%
Taiwan	0.8%
Thailand	2.4%
Turkey	0.7%
United Kingdom	11.4%
United States	0.3%
Cash & Other	2.0%

Industry Allocation	% of TNA
Automobiles & Components	4.8%
Banks	12.6%
Capital Goods	9.2%
Commercial & Professional Services	1.6%
Consumer Durables & Apparel	3.6%
Consumer Services	2.6%
Diversified Financials	2.9%
Energy	9.5%
Food & Staples Retailing	0.4%
Food, Beverage & Tobacco	6.2%
Health Care Equipment & Services	3.1%
Household & Personal Products	1.8%
Insurance	6.1%
Materials	4.9%
Pharmaceuticals, Biotechnology & Life Sciences	3.7%
Real Estate	2.5%
Retailing	4.5%
Semiconductors & Semiconductor Equipment	4.7%
Software & Services	1.3%
Technology Hardware & Equipment	1.0%
Telecommunication Services	5.5%
Transportation	2.3%
Utilities	3.2%
Cash & Other	2.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (96.7%)

AUSTRALIA (4.1%)
	Australia and New Zealand Banking Group Limited +	Banks	423,500	$11,165,770
	Coca-Cola Amatil Limited +	Food, Beverage & Tobacco	260,700	3,633,893
	Insurance Australia Group Limited +	Insurance	753,000	3,581,606
	Sonic Healthcare Limited +	Health Care Equipment & Services	300,000	4,033,946
	Telstra Corporation Limited +	Telecommunication Services	872,400	3,750,474

				26,165,689

BELGIUM (0.8%)
	UCB S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	84,000	4,899,507

BRAZIL (2.0%)
	Cia de Saneamento Basico do Estado de Sao Paulo	Utilities	244,500	10,350,365
	Cia de Saneamento de Minas Gerais-COPASA	Utilities	120,100	2,834,787

				13,185,152

CANADA (4.6%)
	Alimentation Couche-Tard Inc.	Retailing	62,300	3,060,263
	BCE Inc.	Telecommunication Services	84,400	3,689,516
	Canadian National Railway Company	Transportation	68,000	5,871,660
	Canadian Pacific Railway Limited	Transportation	35,500	3,265,822
	Husky Energy Inc.	Energy	111,700	3,025,267
	Pacific Rubiales Energy Corp.	Energy	108,000	2,540,095
	Royal Bank of Canada	Banks	148,700	8,477,575

				29,930,198

CHINA (3.5%)
	Bank of China Limited +	Banks	6,310,000	2,595,123
	China Minsheng Banking Corp., Ltd. # +	Banks	5,702,000	5,179,187
	China Overseas Land & Investment Ltd. +	Real Estate	1,782,000	4,663,613
	Dongyue Group Limited # +	Materials	3,068,000	1,742,179
	Lenovo Group Limited # +	Technology Hardware & Equipment	7,710,000	6,193,133
	PICC Property and Casualty Company Limited * +	Insurance	1,965,400	2,606,591

				22,979,826

CZECH REPUBLIC (0.3%)
	Philip Morris CR a.s. +	Food, Beverage & Tobacco	4,100	2,196,537

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2012

Country	Issue	Industry	Shares	Value (US$)

DENMARK (1.3%)
	DSV A/S +	Transportation	116,800	$2,624,623
	Topdanmark A/S * +	Insurance	28,200	5,728,630

				8,353,253

FINLAND (2.3%)
	Nokian Renkaat Oyj +	Automobiles & Components	64,800	2,695,008
	Pohjola Bank PLC +	Diversified Financials	573,400	7,821,572
	Sampo Oyj +	Insurance	146,900	4,604,078

				15,120,658

FRANCE (3.8%)
	Christian Dior +	Consumer Durables & Apparel	52,750	7,572,412
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	43,000	3,704,259
	Societe B I C +	Commercial & Professional Services	82,000	10,009,290
	Sodexo +	Consumer Services	45,500	3,509,172

				24,795,133

GERMANY (11.1%)
	adidas AG +	Consumer Durables & Apparel	74,100	6,312,838
	BASF SE +	Materials	98,050	8,124,447
	Bayer Aktiengesellschaft +	Materials	82,600	7,193,318
	Bayerische Motoren Werke Aktiengesellschaft +	Automobiles & Components	57,500	4,579,635
	Brenntag AG +	Capital Goods	24,800	3,125,672
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	87,600	9,991,575
	Hannover Ruckversicherung AG +	Insurance	114,400	8,046,941
	Merck KGaA +	Pharmaceuticals, Biotechnology & Life Sciences	70,800	9,047,963
	Munich Re Group +	Insurance	24,800	3,985,870
	SAP AG +	Software & Services	112,900	8,224,575
	Volkswagen Aktiengesellschaft +	Automobiles & Components	17,000	3,313,944

				71,946,778

HONG KONG (5.7%)
	Cheung Kong (Holdings) Limited +	Real Estate	577,000	8,535,055
	Cheung Kong Infrastructure Holdings Limited +	Utilities	824,000	4,826,140
	Jardine Strategic Holdings Limited +	Capital Goods	400,000	14,543,970
	SJM Holdings Limited +	Consumer Services	1,682,000	3,655,901
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,653,000	5,022,141

				36,583,207

INDIA (0.4%)
	Tata Motors Limited ADR #	Automobiles & Components	97,800	2,361,870

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

INDONESIA (1.4%)
	Indo Tambangraya Megah Tbk PT +	Energy	499,500	$2,110,399
	PT Bank Mandiri (Persero) Tbk. +	Banks	2,654,000	2,273,134
	PT Bank Negara Indonesia (Persero) Tbk +	Banks	4,782,000	1,916,796
	PT United Tractors Tbk +	Capital Goods	1,298,000	2,830,199

				9,130,528

ISRAEL (0.5%)
	Teva Pharmaceutical Industries Limited ADR	Pharmaceuticals, Biotechnology & Life Sciences	76,500	3,092,130

ITALY (0.7%)
	Eni S.p.A. +	Energy	193,000	4,423,924

JAPAN (11.1%)
	Aisin Seiki Co., Ltd. +	Automobiles & Components	74,500	2,169,158
	Asahi Group Holdings, Ltd. +	Food, Beverage & Tobacco	154,100	3,512,613
	Dainippon Sumitomo Pharma Co., Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	259,200	2,975,689
	Daito Trust Construction Co., Ltd. +	Real Estate	32,300	3,261,719
	East Japan Railway Company +	Transportation	47,800	3,280,502
	ITOCHU Corporation +	Capital Goods	603,700	6,027,411
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	103,000	2,845,095
	JGC Corporation +	Capital Goods	102,000	3,509,783
	Miraca Holdings Inc. +	Health Care Equipment & Services	75,000	3,171,203
	Mitsubishi Corporation +	Capital Goods	203,000	3,626,703
	Mizuho Financial Group, Inc. +	Banks	3,347,000	5,228,388
	Nippon Telegraph and Telephone Corporation +	Telecommunication Services	149,100	6,806,396
	Osaka Gas Co., Ltd. +	Utilities	649,000	2,673,295
	Seven & I Holdings Co., Ltd. +	Food & Staples Retailing	82,800	2,552,833
	Shimano, Inc. +	Consumer Durables & Apparel	68,400	4,306,658
	Sumitomo Corporation +	Capital Goods	310,200	4,217,748
	Taisei Corporation +	Capital Goods	1,174,000	3,236,653
	Toyota Industries Corporation +	Automobiles & Components	111,000	3,172,931
	Unicharm Corporation +	Household & Personal Products	93,000	5,033,404

				71,608,182

MALAYSIA (1.0%)
	AMMB Holdings Berhad +	Diversified Financials	1,225,000	2,565,842
	Axiata Group Berhad +	Telecommunication Services	1,917,500	4,105,729

				6,671,571

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2012

Country	Issue	Industry	Shares	Value (US$)

MEXICO (2.5%)
	Alfa, S.A.B. de C.V.	Capital Goods	1,750,000	$3,215,595
	America Movil, S.A.B. de C.V.	Telecommunication Services	2,650,000	3,361,578
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	763,700	4,246,018
	Grupo Mexico, S.A.B. de C.V.	Materials	808,259	2,592,552
	Mexichem, S.A.B. de C.V.	Materials	568,400	2,817,257

				16,233,000

NETHERLANDS (1.3%)
	ASML Holding N.V. +	Semiconductors & Semiconductor Equipment	109,200	6,010,334
	Tenaris S.A. +	Energy	141,700	2,662,041

				8,672,375

NORWAY (3.6%)
	Seadrill Limited # +	Energy	154,800	6,271,632
	Statoil ASA +	Energy	469,000	11,587,984
	Telenor ASA +	Telecommunication Services	272,500	5,350,845

				23,210,461

PHILIPPINES (0.5%)
	Universal Robina Corporation +	Food, Beverage & Tobacco	1,668,000	2,909,326

RUSSIA (2.2%)
	Lukoil OAO GDR +	Energy	112,200	6,801,969
	OAO Tatneft GDR +	Energy	139,333	5,418,143
	Otkrytoe aktsionernoe obschestvo Gazprom neft GDR # +	Energy	89,700	2,219,454

				14,439,566

SINGAPORE (3.1%)
	Jardine Cycle & Carriage Limited +	Retailing	225,000	9,045,062
	Keppel Corporation Limited +	Capital Goods	286,000	2,487,471
	Singapore Telecommunications Limited +	Telecommunication Services	1,197,000	3,148,697
	United Overseas Bank Limited +	Banks	340,000	5,071,702

				19,752,932

SOUTH AFRICA (4.8%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	210,000	3,826,224
	Foschini Group Ltd. +	Retailing	155,600	2,261,539
	Imperial Holdings Limited +	Retailing	158,300	3,594,091
	Life Healthcare Group Holdings Ltd +	Health Care Equipment & Services	787,400	2,977,157
	MTN Group Limited +	Telecommunication Services	87,600	1,578,511
	Remgro Limited +	Diversified Financials	376,400	6,444,682
	Sasol Limited +	Energy	41,600	1,773,519

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	19

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

SOUTH AFRICA (CONT.)
	Tiger Brands Limited +	Food, Beverage & Tobacco	116,500	$3,705,886
	Woolworths Holdings Limited +	Retailing	652,000	4,915,885

				31,077,494

SOUTH KOREA (5.4%)
	Daelim Industrial Co., Ltd. +	Capital Goods	37,500	2,601,649
	Hyundai Marine & Fire Insurance Co., Ltd. +	Insurance	125,600	4,054,672
	Hyundai Motor Company +	Automobiles & Components	22,100	4,536,802
	KIA Motors Corp. +	Automobiles & Components	36,000	1,995,928
	Samsung Electronics Co., Ltd. +	Semiconductors & Semiconductor Equipment	17,825	21,441,495

				34,630,546

SWEDEN (2.7%)
	SKF AB +	Capital Goods	223,300	5,040,363
	Svenska Handelsbanken AB +	Banks	154,900	5,314,780
	Swedbank AB +	Banks	379,100	7,030,262

				17,385,405

SWITZERLAND (0.4%)
	ABB Ltd. +	Capital Goods	158,900	2,871,553

TAIWAN (0.8%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	1,003,200	2,507,838
	Taiwan Semiconductor Manufacturing Co Ltd ADR #	Semiconductors & Semiconductor Equipment	182,000	2,893,800

				5,401,638

THAILAND (2.4%)
	Advanced Info Service Public Company Limited +	Telecommunication Services	540,000	3,461,261
	Bangkok Bank Public Company Limited +	Banks	351,800	2,021,692
	Krung Thai Bank Public Company Limited +	Banks	975,000	572,456
	PTT Exploration and Production Public Company Limited +	Energy	1,171,100	6,342,751
	The Siam Commercial Bank Public Company Limited +	Banks	623,700	3,276,238

				15,674,398

TURKEY (0.7%)
	Haci omer Sabanci Holding A.S. +	Diversified Financials	414,800	2,188,782
	Koc Holding A.S. +	Capital Goods	480,165	2,254,996

				4,443,778

UNITED KINGDOM (11.4%)
	BHP Billiton Plc +	Materials	293,300	9,385,152
	BP P.L.C. +	Energy	909,800	6,499,442
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	262,800	13,039,557

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2012

Country	Issue	Industry	Shares	Value (US$)

UNITED KINGDOM (CONT.)
	Compass Group PLC +	Consumer Services	239,900	$2,636,180
	HSBC Holdings PLC +	Banks	583,900	5,749,092
	Imperial Tobacco Group PLC +	Food, Beverage & Tobacco	166,400	6,291,840
	Prudential Public Limited Company +	Insurance	515,100	7,078,164
	Standard Chartered PLC +	Banks	406,675	9,647,139
	WH Smith PLC # +	Retailing	628,800	6,321,641
	Whitbread PLC +	Consumer Services	73,900	2,808,154
	William Hill PLC +	Consumer Services	750,200	4,097,858

				73,554,219

UNITED STATES (0.3%)
	Philip Morris International Inc.	Food, Beverage & Tobacco	21,600	1,912,896

Total Common Stocks		(Cost $538,032,195)		625,613,730

PREFERRED STOCKS (1.3%)

BRAZIL (0.3%)
	Banco Bradesco S.A.	Banks	122,900	1,936,338

GERMANY (1.0%)
	Henkel AG & Co. KGaA +	Household & Personal Products	81,800	6,532,135

Total Preferred Stocks		(Cost $8,284,759)		8,468,473

SHORT TERM INVESTMENT (3.0%)

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		19,382,904	$19,382,904

Total Short Term Investment		(Cost $19,382,904)		19,382,904

Total Investments	101.0%	(Cost $565,699,858)		$653,465,107
Other Assets, Less Liabilities	(1.0)%			(6,745,168)
Total Net Assets:	100.0%			$646,719,939

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2012 - See Note 1 (g) to Financial Statements

+	Fair Valued Security - See Note 1(a) to Financial statements

ADR - American Depository Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	21

Thomas White International Fund

The following table summarizes the inputs used, as of October 31, 2012, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$26,165,689	$-------	$26,165,689
Belgium	-------	4,899,507	-------	4,899,507
Brazil	13,185,152	-------	-------	13,185,152
Canada	29,930,198	-------	-------	29,930,198
China	-------	22,979,826	-------	22,979,826
Czech Republic	-------	2,196,537	-------	2,196,537
Denmark	-------	8,353,253	-------	8,353,253
Finland	-------	15,120,658	-------	15,120,658
France	-------	24,795,133	-------	24,795,133
Germany	-------	71,946,778	-------	71,946,778
Hong Kong	-------	36,583,207	-------	36,583,207
India	2,361,870	-------	-------	2,361,870
Indonesia	-------	9,130,528	-------	9,130,528
Israel	3,092,130	-------	-------	3,092,130
Italy	-------	4,423,924	-------	4,423,924
Japan	-------	71,608,182	-------	71,608,182
Malaysia	-------	6,671,571	-------	6,671,571
Mexico	16,233,000	-------	-------	16,233,000
Netherlands	-------	8,672,375	-------	8,672,375
Norway	-------	23,210,461	-------	23,210,461
Philippines	-------	2,909,326	-------	2,909,326
Russia	-------	14,439,566	-------	14,439,566
Singapore	-------	19,752,932	-------	19,752,932
South Africa	-------	31,077,494	-------	31,077,494
South Korea	-------	34,630,546	-------	34,630,546
Sweden	-------	17,385,405	-------	17,385,405
Switzerland	-------	2,871,553	-------	2,871,553
Taiwan	2,893,800	2,507,838	-------	5,401,638
Thailand	-------	15,674,398	-------	15,674,398
Turkey	-------	4,443,778	-------	4,443,778
United Kingdom	-------	73,554,219	-------	73,554,219
United States	1,912,896	-------	-------	1,912,896
Total Common Stocks	$69,609,046	$556,004,684	$-------	$625,613,730
Preferred Stocks
Brazil	$1,936,338	$-------	$-------	$1,936,338
Germany	-------	6,532,135	-------	6,532,135
Total Preferred	1,936,338	6,532,135	-------	8,468,473
Short Term Investments	19,382,904	-------	-------	19,382,904
Total Investments	$90,928,288	$562,536,819	$-------	$653,465,107

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed.

The accompanying notes are an integral part of these financial statements

22	www.thomaswhitefunds.com

THOMAS WHITE EMERGING MARKETS FUND

Average Annual Returns as of October 31, 2012 (Unaudited)
Class	Sales Charge		6 month	YTD	1 Yr	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	No sales charge		-0.04%	11.95%	7.21%	6.59%
Class I shares[1] (TWIIX)	No sales charge		0.01%	12.00%	7.26%	6.61%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	-5.81%	5.45%	0.96%	3.90%
		Excluding sales charge	-0.11%	11.88%	7.14%	6.56%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	-1.12%	10.84%	6.10%	6.55%
		Excluding sales charge	-0.14%	11.84%	7.10%	6.55%
MSCI Emerging Markets Index[4]	N/A		-1.25%	11.30%	2.63%	4.56%

* The inception date of the Investor Class Shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

www.thomaswhitefunds.com	23

THOMAS WHITE EMERGING MARKETS FUND

	Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses (annualized) [1]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	N/A	N/A	Up to 0.25%	N/A	1.46% (Year ended Oct 31, 2012)	1.95%	1.34%
Class I	N/A	N/A	N/A	N/A	1.09% (Aug 31, 2012 through Oct 31, 2012)	1.70%	1.09%
Class A	5.75%	N/A	Up to 0.25%	0.25%	1.59% (Aug 31, 2012 through Oct 31, 2012)	2.20%	1.59%
Class C	N/A	1.00% within 15 months	N/A	1.00%	2.09% (Aug 31, 2012 through Oct 31, 2012)	2.70%	2.09%

1 In the absence of the expense reimbursement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.96% for Investor Class shares, 3.31% for Class I shares, 2.32% for Class A shares and 2.85% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover (Year ended October 31, 2012)
Investor Class	$11.21	$29.6 million	2.00% within 60 days	54%
Class I	$11.21	$956 thousand
Class A	$11.20	$527
Class C	$11.21	$526

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OCTOBER 31, 2012

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through October 31, 2012. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +16.13% for the Fund’s Investor Class shares and +11.00% for the benchmark. The one-year return for the Fund’s Investor Class shares was +7.21%. The Fund’s Investor Class shares average annual total return since inception was +6.59%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the trailing six-month period ended October 31, 2012, the Thomas White Emerging Markets Fund Investor Class shares returned -0.04%, compared to -1.25% for its benchmark, the MSCI Emerging Markets Index. The Fund’s Investor Class shares returned +7.21% during the trailing 1-year period, outperforming the benchmark which returned +2.63%. Since its inception on June 28, 2010, the Fund’s Investor Class shares have returned +6.59% annualized, against +4.56% for the benchmark index.

Policy Actions Help Ease Economic Growth Concerns

Emerging market equities started the review period with a significant price correction in May, on heightened concerns over a substantial decline in economic growth rates in these countries. Until the first quarter of this year, the downside risks to emerging market economic growth were considered relatively low. It was expected that domestic demand, boosted by favorable fiscal and monetary measures, would help these countries to mostly offset the weak external environment. However, as recessionary conditions persisted in Europe, several emerging market countries have been facing weaker than expected economic trends. The slowdown has been most severe among resource exporting countries such as Brazil, as a weaker global demand outlook led to a correction in commodity prices.

Expectations of more aggressive fiscal and monetary measures helped revive optimism in June. Several emerging countries have announced tax breaks and other fiscal measures to support industrial manufacturers as well as exporters. In addition, central banks in these countries have lowered interest rates or have held their rates steady, with the notable exception of Russia where interest rates were hiked in September on inflation concerns. The Brazilian central bank has been the most aggressive, cutting its benchmark to a record low. In countries such as India, where persistent inflation risks have restricted policy options, the central bank has repeatedly lowered the reserve requirements of banks to boost credit demand.

Monetary policy actions by the U.S. Federal Reserve and the European Central Bank helped emerging market equities recover further in September, though the gains were not sufficient to fully erase the decline in May. An extended period of record low interest rates and extraordinarily large liquidity infusions in the developed world are expected to drive increased capital inflows into emerging market assets. Despite the recent cuts, interest rate differentials between emerging markets and the developed countries remain sizeable, and continue to attract investment flows into emerging market debt. In addition, companies in emerging countries continue to see healthy

26	www.thomaswhitefunds.com

OCTOBER 31, 2012

earnings growth and relatively stable cash flows, though the pace of growth has moderated.

Portfolio Review

Strong relative returns during the months of June, August, and October helped the Emerging Markets Fund outperform its benchmark during the six-month review period. The Fund lagged the index marginally in May, when the markets saw a sharp decline. In September, the gains in emerging markets were led by select countries such as India where the Fund has a lower exposure than its benchmark. The industrial and healthcare sectors outperformed the most during the review period, while the materials and energy sectors lagged.

Mexican industrial conglomerate Alfa SAB de CV (+29.06%), which manufactures automobile parts, petrochemicals, and food products, contributed the most to Fund returns during the review period, as demand growth in its domestic market remains buoyant and automobile exports from the country continue to rise. Hong Kong based manufacturer of home appliances and power tools Techtronic Industries Company Limited (+49.77%) outperformed on signs of improving demand in major developed markets such as the U.S. Diversified Turkish industrial conglomerates Koc Holdings AS (+32.91%) and Haci Omer Sabanci Holding AS (+28.87%) gained as economic trends have turned healthier. Koc Holdings announced significantly large capital investment plans for the next year to expand existing capacity and to seek possible acquisitions. Mexican bank Grupo Financiero Banorte SAB de CV (+15.17%)

benefited from expectations of sustained credit growth, especially in consumer credit, which the country’s banking regulator expects to be around 15% for the current year. A pension fund co-owned by Banorte has acquired the Mexican pension fund assets of a Spanish bank to emerge as the country’s leading retirement assets manager. Korean insurer Hyundai Marine and Fire Insurance Co. (+25.96%) , expected to benefit from a government proposal to allow low cost health indemnity policies, also added value during the review period.

Indonesian distributor of heavy equipment PT United Tractors Tbk (-29.89%) detracted the most from Fund returns during the period as the sales outlook for mining equipment in that country has been negatively affected by slower global demand for coal. Chinese car manufacturer Dongfeng Motor Group Co. Ltd. (-36.06%) was negatively affected by concerns of slower demand growth in its domestic market. Korean automaker Kia Motors Corp (-24.70%) lost value towards the end of the review period after the company and its parent Hyundai Motor admitted to overstating the fuel economy of select models, and offered financial compensation to customers. Nevertheless, both companies continue to see market share gains across most regions. Indian automobile manufacturer Tata Motors Ltd (-17.51%) lost value as the company ceded domestic market share, and also on concerns that its luxury unit Jaguar Land Rover will see slower demand in markets such as Europe and China. Russian natural gas producer and pipeline operator OAO Gazprom (-17.13%) and Brazilian miner Vale S.A. (-15.13%)

www.thomaswhitefunds.com	27

THOMAS WHITE EMERGING MARKETS FUND

underperformed as energy and materials prices corrected on subdued global demand outlook.

Healthy Investment Flows and Better Policy Flexibility to Help Emerging Economies

While growth rates have moderated, recent economic data from leading emerging countries suggest improvement. Export trends have turned positive for China and Korea, as better than expected U.S. consumer demand has partly offset the continuing slump in Europe. The decline in industrial output has been reversed in China as manufacturers have become less pessimistic about external demand. Mexico is another beneficiary as exports of manufactured goods such as automobiles from the country are growing at a robust pace. Unless the recession in Europe worsens and the U.S. fails to avoid the spending cuts and tax hikes next year, we believe these positive trends are expected to sustain. However, output continues to decline in resource exporting countries such as Brazil, as well as South Africa, where the mining sector has been buffeted by labor agitations.

Domestic demand continues to be stable in most emerging countries and policy measures by central banks have supported credit expansion. The Chinese central bank has offered additional liquidity support to the banking system in recent months, as credit growth trends have fluctuated. After the correction triggered by restrictive government policies, Chinese property market prices are showing signs of stability. Third quarter economic growth in Indonesia was markedly supported by domestic consumption. Benign inflation trends, capped by relatively subdued energy and commodity prices, are expected to help central banks in most emerging countries bring down the benchmark rates further.

In addition, industrial investment inflows into emerging countries are expected to rise further in 2013. Of the more than $1 trillion in total investment flows, industrial investments are forecast to account for more than half. These inflows are typically less volatile and often bring better technology and practices, which help improve competitiveness and support long term growth.

Even though emerging countries have become more exposed to weaknesses in the global environment, established businesses in these countries are showing increased capability to take advantage of growth prospects, both in their domestic markets as well as overseas. Our disciplined research process helps us identify and closely follow these businesses, which we believe will offer long-term investment opportunities. We thank you for investing in the Thomas White Emerging Markets Fund.

28	www.thomaswhitefunds.com

OCTOBER 31, 2012

www.thomaswhitefunds.com	29

Portfolio Country and Industry Allocation as of October 31, 2012 (Unaudited)

Country Allocation	% of TNA
Brazil	12.0%
Canada	0.8%
China	13.8%
Czech Republic	1.1%
Hong Kong	3.0%
India	3.6%
Indonesia	7.0%
Malaysia	3.0%
Mexico	8.6%
Peru	0.3%
Philippines	1.3%
Poland	1.7%
Republic of Korea	1.2%
Russia	5.2%
South Africa	9.8%
South Korea	11.0%
Taiwan	6.4%
Thailand	5.8%
Turkey	3.5%
Cash & Other	0.9%

Industry Allocation	% of TNA
Automobiles & Components	4.9%
Banks	14.5%
Capital Goods	5.8%
Consumer Durables & Apparel	1.2%
Diversified Financials	4.1%
Energy	9.8%
Food & Staples Retailing	0.9%
Food, Beverage & Tobacco	12.4%
Health Care Equipment & Services	0.5%
Household & Personal Products	1.0%
Insurance	4.3%
Materials	8.1%
Pharmaceuticals, Biotechnology & Life Sciences	2.3%
Real Estate	1.7%
Retailing	3.3%
Semiconductors & Semiconductor Equipment	5.9%
Software & Services	1.1%
Technology Hardware & Equipment	4.2%
Telecommunication Services	5.8%
Transportation	1.6%
Utilities	5.7%
Cash & Other	0.9%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (96.7%)

BRAZIL (9.6%)
	CCR S.A.	Transportation	17,700	$155,645
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	Utilities	8,900	747,689
	Cia de Saneamento de Minas Gerais-COPASA	Utilities	15,600	368,215
	Localiza Rent a Car S.A.	Transportation	12,000	210,335
	M. Dias Branco S.A. Industria e Comercio de Alimentos	Food, Beverage & Tobacco	7,900	265,272
	Obrascon Huarte Lain Brasil S.A.	Transportation	13,000	122,252
	Souza Cruz S.A.	Food, Beverage & Tobacco	24,000	313,138
	Sul America S.A.	Insurance	17,295	136,245
	TOTVS S/A	Software & Services	5,000	101,672
	Tractebel Energia S.A.	Utilities	7,900	136,136
	Vale S.A. ADR #	Materials	21,200	388,384

				2,944,983

CANADA (0.8%)
	Pacific Rubiales Energy Corp.	Energy	10,100	237,546

CHINA (13.8%)
	Anhui Conch Cement Company Limited +	Materials	123,000	424,752
	Bank of China Limited +	Banks	461,100	189,637
	China Minsheng Banking Corp., Ltd. +	Banks	627,000	569,511
	China Overseas Land & Investment Ltd. +	Real Estate	100,000	261,707
	China Petroleum & Chemical Corporation +	Energy	302,000	317,661
	Dongfeng Motor Group Co., Ltd. # +	Automobiles & Components	194,000	239,372
	Dongyue Group Limited +	Materials	218,000	123,792
	Franshion Properties (China) Limited +	Real Estate	844,000	258,037
	Guangdong Investment Limited +	Utilities	486,000	396,706
	Hengan International Group Company Limited +	Household & Personal Products	14,500	131,670
	Jiangxi Copper Company Limited +	Materials	72,000	185,177
	Lenovo Group Limited # +	Technology Hardware & Equipment	394,000	316,484
	PICC Property and Casualty Company Limited * +	Insurance	231,000	306,361
	Shenguan Holdings (Group) Limited +	Food, Beverage & Tobacco	250,000	137,401
	Tencent Holdings Limited +	Software & Services	6,400	226,013
	Tsingtao Brewery Co., Ltd. +	Food, Beverage & Tobacco	22,000	118,881

				4,203,162

CZECH REPUBLIC (1.1%)
	Philip Morris CR a.s. +	Food, Beverage & Tobacco	600	321,444

HONG KONG (3.0%)
	Belle International Holdings Limited # +	Retailing	77,000	143,279
	China Mengniu Dairy Company Limited +	Food, Beverage & Tobacco	47,000	142,481

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2012

Country	Issue	Industry	Shares	Value (US$)

HONG KONG (CONT.)
	Dairy Farm International Holdings Limited +	Retailing	26,100	$290,993
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	186,000	352,099

				928,852

INDIA (3.6%)
	Dr. Reddy’s Laboratories Limited ADR #	Pharmaceuticals, Biotechnology & Life Sciences	9,200	299,368
	HDFC Bank Limited ADR #	Banks	13,100	489,809
	Tata Motors Limited ADR #	Automobiles & Components	12,800	309,120

				1,098,297

INDONESIA (7.0%)
	Astra Agro Lestari Tbk PT +	Food, Beverage & Tobacco	54,000	117,228
	Bank Rakyat Indonesia (Persero) Tbk PT +	Banks	440,000	338,996
	Gudang Garam Tbk PT +	Food, Beverage & Tobacco	45,000	230,272
	Indo Tambangraya Megah Tbk PT +	Energy	81,000	342,227
	Indofood Sukses Makmur Tbk PT +	Food, Beverage & Tobacco	247,000	146,582
	PT Astra International Tbk +	Automobiles & Components	220,000	184,386
	PT Bank Mandiri (Persero) Tbk. +	Banks	510,000	436,812
	PT United Tractors Tbk +	Capital Goods	161,000	351,049

				2,147,552

MALAYSIA (3.0%)
	AMMB Holdings Berhad +	Diversified Financials	148,000	309,996
	Axiata Group Berhad +	Telecommunication Services	145,000	310,472
	RHB Capital Bhd +	Banks	115,000	283,094

				903,562

MEXICO (8.6%)
	Alfa, S.A.B. de C.V.	Capital Goods	256,000	470,395
	America Movil, S.A.B. de C.V.	Telecommunication Services	208,000	263,852
	Coca-Cola FEMSA, S.A.B. de C.V.	Food, Beverage & Tobacco	12,000	153,872
	Fomento Economico Mexicano SAB de C.V.	Food Beverage & Tobacco	22,500	202,593
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	103,000	572,659
	Grupo Mexico, S.A.B. de C.V.	Materials	90,332	289,747
	Industrias Penoles, S.A.B. de C.V.	Materials	4,800	240,110
	Mexichem, S.A.B. de C.V.	Materials	33,003	163,578
	Wal-Mart de Mexico, S.A.B. de C.V.	Food & Staples Retailing	96,000	282,487

				2,639,293

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	31

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

	PERU (0.3%)
	Credicorp Ltd.	Banks	700	$90,538

	PHILIPPINES (1.3%)
	Philippine Long Distance Telephone Company +	Telecommunication Services	3,400	218,534
	Universal Robina Corporation +	Food, Beverage & Tobacco	98,000	170,931

				389,465

	POLAND (1.7%)
	KGHM Polska Miedz S.A. +	Materials	5,700	287,986
	Synthos S.A. +	Materials	140,000	232,700

				520,686

	REPUBLIC OF KOREA (1.2%)
	KT&G Corporation +	Food, Beverage & Tobacco	4,875	370,735

	RUSSIA (5.2%)
	Lukoil OAO GDR +	Energy	8,500	515,301
	OAO Tatneft GDR +	Energy	13,900	540,519
	Otkrytoe aktsionernoe obschestvo Gazprom neft GDR +	Energy	10,800	267,225
	Sberbank of Russia GDR +	Banks	22,000	259,890

				1,582,935

	SOUTH AFRICA (9.8%)
	African Rainbow Minerals Limited +	Materials	6,200	129,653
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	22,400	408,131
	The Bidvest Group Limited +	Capital Goods	5,100	121,722
	Exxaro Resources Limited +	Energy	8,300	165,935
	Imperial Holdings Limited +	Retailing	7,000	158,930
	Life Healthcare Group Holdings Ltd +	Health Care Equipment & Services	40,000	151,240
	MMI Holdings Limited +	Insurance	102,000	247,559
	MTN Group Limited +	Telecommunication Services	16,300	293,718
	Remgro Limited +	Diversified Financials	34,800	595,842
	Tiger Brands Limited +	Food, Beverage & Tobacco	5,300	168,594
	Vodacom Group Limited +	Telecommunication Services	11,400	143,650
	Woolworths Holdings Limited +	Retailing	53,700	404,882

				2,989,856

	SOUTH KOREA (11.0%)
	CJ CheilJedang Corporation +	Food, Beverage & Tobacco	475	148,895
	Daelim Industrial Co., Ltd. +	Capital Goods	2,175	150,896
	Dongbu Insurance Co., Ltd. +	Insurance	2,500	113,408
	Hyundai Engineering & Construction Co., Ltd. +	Capital Goods	2,250	135,159

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2012

Country	Issue	Industry	Shares	Value (US$)

SOUTH KOREA (CONT.)
	Hyundai Marine & Fire Insurance Co., Ltd. +	Insurance	15,800	$510,062
	Hyundai Motor Company +	Automobiles & Components	1,500	307,928
	KIA Motors Corp. +	Automobiles & Components	5,150	285,529
	LG Household & Health Care Ltd. +	Household & Personal Products	275	161,264
	Samsung Electronics Co., Ltd. GDR * +	Semiconductors & Semiconductor Equipment	2,105	1,274,486
	SK Innovation Co., Ltd. +	Energy	800	117,306
	S-Oil Corporation +	Energy	1,700	155,226

				3,360,159

TAIWAN (6.4%)
	Cheng Shin Rubber Industry Co Ltd +	Automobiles & Components	68,400	170,989
	Far EasTone Telecommunications Co., Ltd. +	Telecommunication Services	62,000	143,327
	Hon Hai Precision Industry Co., Ltd. +	Technology Hardware & Equipment	143,000	429,633
	Mega Financial Holding Co Ltd +	Banks	217,210	157,790
	Quanta Computer Inc. +	Technology Hardware & Equipment	134,000	305,562
	Synnex Technology International Corp. +	Technology Hardware & Equipment	115,000	242,882
	Taiwan Semiconductor Manufacturing Co Ltd +	Semiconductors & Semiconductor Equipment	171,000	519,185

				1,969,368

THAILAND (5.8%)
	Advanced Info Service Public Company Limited +	Telecommunication Services	60,000	384,584
	Bangkok Bank Public Company Limited +	Banks	52,300	307,133
	Charoen Pokphand Foods Public Company Limited +	Food, Beverage & Tobacco	117,100	134,422
	Krung Thai Bank Public Company Limited +	Banks	706,250	414,664
	PTT Exploration and Production Public Company Limited +	Energy	70,300	380,749
	Thai Union Frozen Products Public Company Limited +	Food, Beverage & Tobacco	58,300	136,742

				1,758,294

TURKEY (3.5%)
	Coca-Cola Icecek A.S. +	Food, Beverage & Tobacco	10,200	198,019
	Haci omer Sabanci Holding A.S. +	Diversified Financials	66,900	353,012
	Koc Holding A.S. +	Capital Goods	113,150	531,386

				1,082,417

Total Common Stocks		(Cost $25,912,635)		29,539,144

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	33

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

PREFERRED STOCKS (2.4%)

BRAZIL (2.4%)
	Banco Bradesco S.A.	Banks	20,100	$316,683
	Companhia de Bebidas das Americas - AMBEV ADR #	Food, Beverage & Tobacco	8,000	326,320
	Companhia Energetica de Minas Gerais	Utilities	7,400	88,536

				731,539

Total Preferred Stocks		(Cost $693,977)		731,539

SHORT TERM INVESTMENTS (9.4%)
	Northern Institutional Treasury Portfolio		290,251	290,251

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		2,587,510	2,587,510

Total Short Term Investments		(Cost $2,877,761)		2,877,761

Total Investments	108.5%	(Cost $29,484,373)		$33,148,444
Other Assets, Less Liabilities	(8.5)%			(2,589,568)
Total Net Assets:	100.0%			$30,558,876

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2012 - See Note 1 (g) to Financial Statements

+	Fair Valued Security - See Note 1 (a) to Financial Statements

ADR - American Depository Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

34	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2012

The following table summarizes the inputs used, as of October 31, 2012, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,944,983	$-------	$-------	$2,944,983
Canada	237,546	-------	-------	237,546
China	-------	4,203,162	-------	4,203,162
Czech Republic	-------	321,444	-------	321,444
Hong Kong	-------	928,852	-------	928,852
India	1,098,297	-------	-------	1,098,297
Indonesia	-------	2,147,552	-------	2,147,552
Malaysia	-------	903,562	-------	903,562
Mexico	2,639,293	-------	-------	2,639,293
Peru	90,538	-------	-------	90,538
Philippines	-------	389,465	-------	389,465
Poland	-------	520,686	-------	520,686
Republic of Korea	-------	370,735	-------	370,735
Russia	-------	1,582,935	-------	1,582,935
South Africa	-------	2,989,856	-------	2,989,856
South Korea	-------	3,360,159	-------	3,360,159
Taiwan	-------	1,969,368	-------	1,969,368
Thailand	-------	1,758,294	-------	1,758,294
Turkey	-------	1,082,417	-------	1,082,417
Total Common Stocks	$7,010,657	$22,528,487	$-------	$29,539,144
Preferred Stocks
Brazil	$731,539	$-------	$-------	$731,539
Total Preferred	731,539	-------	-------	731,539
Short Term Investments	2,877,761	-------	-------	2,877,761
Total Investments	$10,619,957	$22,528,487	$-------	$33,148,444

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	35

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of October 31, 2012 (Unaudited)
Class	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	-2.80%	6.05%	8.21%	12.67%	-0.68%	7.57%	6.32%
Russell Midcap Index[1]	0.25%	12.85%	12.15%	15.59%	1.70%	10.52%	7.69%
S&P 500 Index[1]	2.16%	14.29%	15.21%	13.21%	0.36%	6.91%	2.77%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

	Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses (annualized) [1]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	N/A	N/A	Up to 0.25%	N/A	1.35% (Year ended Oct 31, 2012)	1.70%	1.34%

1In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.50% for Investor Class shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2014. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover (Year ended October 31, 2012)
Investor Class	$13.28	$22.9 million	2.00% within 60 days	44%

www.thomaswhitefunds.com	37

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through October 31, 2012. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was 107.53% for the Fund’s Investor Class shares, 171.89% for the primary benchmark, and 95.00% for the secondary benchmark. The one-year return for the Fund’s Investor Class shares was +8.21%. The Fund’s Investor Class shares average annual total return was +6.32%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund Investor Class shares returned -2.80% during the six-month period ended October 31, 2012 while the Fund’s primary benchmark, the Russell Midcap Index, returned +0.25% and the secondary benchmark S&P 500 Index returned +2.16% during the same period. The Fund’s Investor Class shares returned +8.21%, +12.67%, -0.68%, and +7.57% for the trailing 1-, 3-, 5-, and 10-year periods, against +12.15%, +15.59%, +1.70%, and +10.52%, respectively, for the primary benchmark and +15.21%, +13.21%, +0.36% and +6.91%, respectively, for the secondary benchmark. Since its inception in 1999, the Fund’s Investor Class shares annualized returns are +6.32%, compared to +7.69% for the Russell Midcap Index and +2.77% for the S&P 500 Index.

Economic Outlook Shows Moderate Signs of Improvement

U.S. domestic equities started the review period with a significant correction in May, on heightened concerns over further deceleration in economic growth rates. While domestic economic signals, especially from the labor market, remained uncertain, the external environment darkened as the European fiscal crisis appeared to be worsening. Growth in emerging markets also slowed down, drawing apprehensions about the sustainability of growth in exports of manufactured goods from the U.S. Though the monthly employment data showed consistent job gains, they were not large enough for a meaningful reduction in the unemployment numbers. The growth rate for the second quarter was revised lower as manufacturing output declined and consumer spending growth was weaker than earlier estimates.

Nevertheless, positive trends in the housing sector and signs of stability in the labor market helped revive investor sentiment in subsequent months. As well, consumer confidence, which was subdued during the early part of the review period, recovered. The external environment also improved as European policymakers appeared to be more accommodative in their negotiations to put together an agreement.

The Federal Reserve’s announcement in September that it will buy mortgage backed securities worth $50 billion every month helped the equity market erase the May decline. The Fed also said it is prepared to keep the target fed rate at the current record low until mid-2015 to support economic growth and bring down the unemployment rate.

Portfolio Review

During the six-month review period ended October 31, 2012, the Thomas White American Opportunities Fund lagged both its primary and secondary benchmarks. Fund holdings in utilities, financials, consumer

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

discretionary, and the consumer staples sectors outperformed. Industrials, technology, energy, materials, and healthcare holdings in the Fund portfolio lost value during this period.

Virgin Media, Inc. (+33.51%), which provides broadband internet, telephone, and cable television services, contributed to Fund returns as the company maintained robust gains in new customers and was also able to moderately increase prices for its services. Automobile retailer Autonation, Inc. (+28.40%) benefited from the sustained buoyancy in demand for passenger vehicles in the U.S. market, as better fuel efficiency and low financing costs encourage consumers to trade in their older vehicles. Cable television operator and media services provider Liberty Media Corporation (+27.71%) advanced as steady growth in its customer base helped the company report better than expected earnings. Liberty Media, which won a lawsuit claiming nearly $1 billion in damages from French entertainment company Vivendi, is expected to spin off its Starz cable television business and is awaiting regulatory approval to take control of satellite radio services provider Sirius. Credit card issuer and payment system operator Discover Financial Services (+21.60%) outperformed on expectations of sustained growth in credit card advances and consumer loans, as U.S. consumer sentiment showed signs of improvement. Mylan, Inc. (+16.83%), third largest generic drugs manufacturer globally, added value as its generic drugs pipeline continued to be strong and the company reported better than expected earnings growth. Rating agencies S&P and Moody’s have both raised Mylan’s credit rating to investment grade, on expectations that the company will be able to sustain its operating performance. Specialty insurer and reinsurer Allied World Assurance Company Holdings AG (+12.68%) also outperformed as it sustained healthy earnings growth and announced an acquisition to expand its asset management business.

Retailer Macy’s, Inc. (-17.52%) detracted the most from Fund returns during the review period on concerns that disruptions due to the storm that hit the U.S. east coast in late October could restrict sales during the holiday season. Bearings and power transmissions manufacturer The Timken Company (-29.42%) underperformed on concerns over weaker industrial demand from across the world. Timken closed a manufacturing unit in Canada in May and has lowered its revenue and earnings guidance for the current year. Business consulting services provider FTI Consulting, Inc. (-27.74%) declined on concerns over slower revenue growth in the coming years as global economic growth remains subdued. Engineering, procurement and construction services provider KBR, Inc. (-30.43%) was also negatively affected by the prospect of weaker industrial investments across the globe. The U.S. government has sued KBR, accusing the company for inflating the cost of trailers for U.S. military troops in Iraq. Cypress Semiconductor Corporation (-34.88%), which provides technology solutions for touch screens, USB controllers, and programmable timing devices, declined as the company’s fourth quarter earnings guidance was below expectations. During the period, Cypress entered into a firm agreement

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OCTOBER 31, 2012

to acquire Ramtron International. Semiconductor fabrication equipment manufacturer Novellus Systems, Inc. (-13.70%) also underperformed as Lam Research Corporation completed the acquisition of the company.

Fiscal Cliff Risk Looms, Despite the Fed’s Supportive Measures

The anticipated ‘fiscal cliff’, or the concurrent government spending cuts and tax hikes that are set to kick in early next year, remains the biggest risk to the U.S. economic outlook, in our view. While consumer sentiment has revived in recent months, it is not considered robust enough to weather a decline in average net incomes due to the scheduled tax increases. In addition, further cuts in government spending could upset the modest ongoing recovery in the labor markets. If the federal and state governments shed more jobs due to budget cuts, this may partly negate the private sector job gains and push up the unemployment rate. Lower government spending could also cloud the outlook for select sectors and discourage hiring and new investments.

Even after President Obama’s reelection, political divisions over ways to solve the fiscal crisis facing the country remain. While both sides have expressed their readiness to compromise and seek common ground on key issues, the time available to put together a broadly acceptable deal is short. Failing to avoid the fiscal cliff is expected to result in significant costs, not just for the domestic economy, but for the global economy as well. Institutions such as the Organization for Economic Cooperation and Development (OECD) have urged policymakers to delay efforts at fiscal consolidation until economic conditions turn more robust.

The budding recovery in the housing sector could potentially help sustain the recent positive economic trends. Home prices have stabilized across major cities and existing home sales have seen healthy gains. Encouraged by the low mortgage rates and signs of stability in the labor market, potential home buyers are gradually entering the market. The Fed’s purchases of mortgage securities are likely to keep lending rates low, further supporting the housing sector recovery.

Our diligent research process continues to emphasize identifying well managed companies with strong balance sheets that have the potential to weather economic uncertainties. We thank you for investing in the Thomas White American Opportunities Fund.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

(Unaudited) Industry Allocation	% of TNA
Materials	4.6%
Media	2.7%
Pharmeceuticals, Biotechnology & Life Sciences	5.3%
REITs	7.9%
Retailing	10.7%
Semiconductors & Semiconductor Equipment	2.9%
Software & Services	9.1%
Technology Hardware & Equipment	2.0%
Utilities	6.4%
Cash & Other	1.5%

(Unaudited) Industry Allocation	% of TNA
Automobiles & Components	0.8%
Banks	3.5%
Capital Goods	10.2%
Commercial & Professional Services	1.1%
Consumer Durables & Apparel	1.4%
Consumer Services	2.3%
Diversified Financials	4.2%
Energy	7.5%
Food, Beverage & Tobacco	5.5%
Healthcare Equipment & Services	5.0%
Insurance	5.4%

(Unaudited) Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	14.8%
Mid Cap ($2.3-$15.2 billion)	76.9%
Small Cap (under $2.3 billion)	6.8%
Cash & Other	1.5%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Investment Portfolio	October 31, 2012

Industry	Issue	Shares	Value

COMMON STOCKS (98.5%)

AUTOMOBILES & COMPONENTS (0.8%)
	Thor Industries, Inc.	4,800	$182,544

BANKS (3.5%)
	BB&T Corporation	5,950	172,253
	Fifth Third Bancorp	11,850	172,180
	Regions Financial Corporation	33,300	217,116
	Washington Federal, Inc.	14,500	243,310

			804,859

CAPITAL GOODS (10.2%)
	AGCO Corporation *	6,100	277,611
	Chicago Bridge & Iron Company N.V.	3,850	144,567
	CNH Global N.V. *	5,250	235,200
	Eaton Corporation	9,900	467,478
	Owens Corning *	3,100	104,129
	The Timken Company	11,200	442,288
	Triumph Group, Inc.	2,850	186,447
	W. W. Grainger, Inc.	2,400	483,384

			2,341,104

COMMERCIAL & PROFESSIONAL SERVICES (1.1%)
	Iron Mountain Incorporated	7,000	242,200

CONSUMER DURABLES & APPAREL (1.4%)
	NVR, Inc. *	225	203,341
	Tupperware Brands Corporation	2,000	118,200

			321,541

CONSUMER SERVICES (2.3%)
	Brinker International, Inc.	5,100	157,080
	Wyndham Worldwide Corporation	7,500	378,000

			535,080

DIVERSIFIED FINANCIALS (4.2%)
	American Capital Ltd. *	13,700	161,523
	Ameriprise Financial, Inc.	6,900	402,753
	Discover Financial Services	9,750	399,750

			964,026

ENERGY (7.5%)
	Apache Corporation	1,300	107,575
	Cameron International Corporation *	3,850	194,964
	Energen Corporation	5,400	251,910
	McDermott International, Inc. *	17,050	182,606
	Murphy Oil Corporation	5,400	324,000
	Plains Exploration & Production Company *	8,050	287,063
	SEACOR Holdings Inc. *	2,250	197,347
	Unit Corporation *	4,100	165,435

			1,710,900

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

FOOD, BEVERAGE & TOBACCO (5.5%)
	ConAgra Foods Inc.	7,650	$212,976
	Dr Pepper Snapple Group, Inc.	6,150	263,527
	Lorillard, Inc.	2,400	278,424
	Molson Coors Brewing Company	2,400	103,536
	Reynolds American Inc.	9,650	401,826

			1,260,289

HEALTH CARE EQUIPMENT & SERVICES (5.0%)
	AmerisourceBergen Corporation	5,600	220,864
	Catamaran Corporation *	4,400	207,504
	Omnicare, Inc.	6,900	238,257
	St. Jude Medical, Inc.	4,500	172,170
	Zimmer Holdings, Inc.	4,850	311,419

			1,150,214

INSURANCE (5.4%)
	Allied World Assurance Company Holdings, AG	4,850	389,455
	Reinsurance Group of America, Incorporated	5,350	283,122
	Torchmark Corporation	6,525	330,100
	Unum Group	11,500	233,220

			1,235,897

MATERIALS (4.6%)
	CF Industries Holdings, Inc.	2,400	492,456
	Cliffs Natural Resources Inc.	2,200	79,794
	Cytec Industries Inc.	3,650	251,193
	Reliance Steel & Aluminum Co.	4,000	217,360

			1,040,803

MEDIA (2.7%)
	Liberty Media Corporation *	2,350	262,424
	Virgin Media Inc.	10,550	345,407

			607,831

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (5.3%)
	Bio-Rad Laboratories, Inc. *	1,625	164,694
	Celgene Corporation *	3,800	278,616
	Mylan Inc. *	16,150	409,241
	Myriad Genetics, Inc. *	7,700	201,509
	PerkinElmer, Inc.	5,350	165,475

			1,219,535

REITS (7.9%)
	Alexandria Real Estate Equities, Inc.	6,000	422,580
	Federal Realty Investment Trust	2,150	231,834
	HCP, Inc.	7,700	341,110
	Rayonier Inc.	5,700	279,357
	Realty Income Corporation	13,850	543,890

			1,818,771

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2012

Industry	Issue	Shares	Value

RETAILING (10.7%)
	Aaron’s, Inc.	9,350	$288,261
	AutoNation, Inc. *	6,950	308,580
	AutoZone, Inc. *	700	262,500
	Dollar General Corporation *	5,050	245,531
	Dollar Tree Inc *	5,250	209,317
	Foot Locker, Inc.	5,350	179,225
	Genuine Parts Company	7,350	459,963
	Ross Stores, Inc.	8,100	493,695

			2,447,072

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
	Cypress Semiconductor Corporation	18,950	187,795
	Lam Research Corporation *	11,231	397,577
	Marvell Technology Group Ltd.	11,250	88,763

			674,135

SOFTWARE & SERVICES (9.1%)
	Accenture plc	6,750	455,018
	Adobe Systems Incorporated *	15,500	527,000
	BMC Software, Inc. *	5,400	219,780
	DST Systems, Inc.	8,350	476,284
	Fiserv, Inc. *	5,300	397,182

			2,075,264

TECHNOLOGY HARDWARE & EQUIPMENT (2.0%)
	Avnet, Inc. *	7,750	222,038
	Zebra Technologies Corporation *	6,350	228,155

			450,193

UTILITIES (6.4%)
	CMS Energy Corporation	25,350	616,512
	DTE Energy Company	7,000	434,700
	Great Plains Energy Incorporated	17,950	402,798

			1,454,010

Total Common Stocks		(Cost $19,003,625)	22,536,268

Total Investments	98.5%	(Cost $19,003,625)	$22,536,268
Other Assets, Less Liabilities:	1.5%		333,451
Total Net Assets:	100.0%		$22,869,719

*	Non-Income Producing Securities

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

The following table summarizes the inputs used, as of October 31, 2012, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$182,544	$-------	$-------	$182,544
Banks	804,859	-------	-------	804,859
Capital Goods	2,341,104	-------	-------	2,341,104
Commercial & Professional Services	242,200	-------	-------	242,200
Consumer Durables & Apperal	321,541	-------	-------	321,541
Consumer Services	535,080	-------	-------	535,080
Diversified Financials	964,026	-------	-------	964,026
Energy	1,710,900	-------	-------	1,710,900
Food, Beverage & Tobacco	1,260,289	-------	-------	1,260,289
Healthcare Equipment & Services	1,150,214	-------	-------	1,150,214
Insurance	1,235,897	-------	-------	1,235,897
Materials	1,040,803	-------	-------	1,040,803
Media	607,831	-------	-------	607,831
Pharmeceuticals, Biotechnology & Life Sciences	1,219,535	-------	-------	1,219,535
REITs	1,818,771	-------	-------	1,818,771
Retailing	2,447,072	-------	-------	2,447,072
Semiconductors & Semiconductor Equipment	674,135	-------	-------	674,135
Software & Services	2,075,264	-------	-------	2,075,264
Technology Hardware & Equipment	450,193	-------	-------	450,193
Utilities	1,454,010	-------	-------	1,454,010
Total Common Stocks	$22,536,268	$-------	$-------	$22,536,268
Total Investments	$22,536,268	$-------	$-------	$22,536,268

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2012

		International Fund		Emerging Markets Fund	American Opportunities Fund
ASSETS
Investments in securities at market value [1]	$	653,465,107	$	33,148,444	$	22,536,268
Foreign currency [2]		109,964		10,694		-------
Cash		10,480,470		4,934		361,478
Receivables:
Dividends and interest		1,335,546		57,516		51,591
Reclaims		1,008,011		4,862		-------
Fund shares sold		1,886,423		195		-------
Due from manager		422,903		79,412		35,068
Prepaid expenses		28,898		10,696		418
Total assets		668,737,322		33,316,753		22,984,823

LIABILITIES
Management and administrative fees payable		784,239		54,304		31,526
Accrued expenses		543,231		101,453		67,339
Payable for fund shares redeemed		1,190,807		-------		5,446
Distribution fees (See Note 5)		1		1		-------
Other liabilities		116,201		14,609		10,793
Collateral on loaned securities (See Note 1) [3]		19,382,904		2,587,510		-------
Total liabilities		22,017,383		2,757,877		115,104

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest		599,302,293		28,068,872		19,298,714
Undistributed (Over-distribution of) net investment income		151,142		(4,276)		38,362
Accumulated net realized gain/(loss)		(40,474,904)		(1,170,307)		-------
Net unrealized appreciation/depreciation on:
Investments and foreign currency translations		87,765,430		3,664,085		3,532,643
Other assets and liabilities denominated in foreign currency		(24,022)		502		-------
Net assets	$	646,719,939	$	30,558,876	$	22,869,719
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2012

		International Fund		Emerging Markets Fund	American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	540,118,161	$	29,601,878	$	22,869,719
Shares outstanding [4]		32,635,475		2,640,551		1,721,893
Net asset value and offering price per share	$	16.55	$	11.21	$	13.28

CLASS I SHARES
Net assets	$	106,600,741	$	955,945
Shares outstanding [4]		6,438,738		85,291
Net asset value and offering price per share	$	16.56	$	11.21

CLASS A SHARES
Net assets	$	519	$	527
Shares outstanding [4]		31.34		47.05
Net asset value and offering price per share	$	16.56	$	11.20
Maximum offering price per share	$	17.57	$	11.88

CLASS C SHARES
Net assets	$	518	$	526
Shares outstanding [4]		31.28		46.92
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	16.56	$	11.21
1 Cost Basis of Investments: International Fund: $565,699,858 Emerging Markets Fund: $29,484,373 American Opportunities Fund: $19,003,625
2 Cost Basis of Cash denominated in foreign currencies: International Fund: $109,783 Emerging Markets Fund: $10,680
3 Value of securities out on loan at 10/31/2012: International Fund: $18,497,897 Emerging Markets Fund: $2,513,500
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2012

International Fund			Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	18,400,461 [1]	$	887,743 [1]	$	464,343	[1]
Interest		67,566		7,724		324
Securities lending income (Note 1)		21,939		726		-------
Total investment income		18,489,966		896,193		464,667
Expenses:
Investment management fees		5,512,186		283,276		218,298
Business management fees		38,756		1,786		1,359
Accounting, administration and compliance fees		574,161		44,955		25,734
Custodian fees		461,644		60,409		5,989
Transfer agent fees		189,426		25,097		11,980
Trustees' fees and expenses		68,302		3,922		2,597
Audit fees and expenses		43,880		38,395		27,425
Registration fees		102,604		68,525		20,286
Printing expenses		142,976		7,485		5,079
Legal fees and expenses		280,862		13,700		9,314
Distribution expense (Note 5)—
Class A Shares		-------		-------		-------
Class C Shares		1		1		-------
Administrative Service Fee—
Investor Class Shares		241,579		1,519		388
Class A Shares		-------		-------		-------
Other expenses		161,545		24,584		7,910
Total expenses		7,817,922		573,654		336,359
Reimbursement from Investment Manager (Note 4)		(422,903)		(145,520)		(34,182)
Net expenses		7,395,019		428,134		302,177
Net Investment income		11,094,947		468,059		162,490
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) on investments & foreign currency transactions		(28,937,504)		(1,170,958)		786,794
Net change in unrealized appreciation on investments and foreign currency transactions		62,827,096		2,753,473		790,707
Net gain on investments		33,889,592		1,582,515		1,577,501
Net increase in net assets from operations	$	44,984,539	$	2,050,574	$	1,739,991
1 Net of foreign taxes withheld of: International Fund: $2,025,041 Emerging Markets Fund: $92,153 American Opportunities Fund: $29
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund				Emerging Markets Fund
		Year Ended October 31, 2012		Year Ended October 31, 2011		Year Ended October 31, 2012		Year Ended October 31, 2011
Change in net assets from operations:
Net investment income	$	11,094,947	$	8,808,783	$	468,059	$	441,461
Net realized gain (loss) on investments		(28,937,504)		20,582,344		(1,170,958)		69,487
Net unrealized appreciation/depreciation on investments and foreign currency transactions		62,827,096		(58,452,389)		2,753,473		(3,804,371)
Net increase (decrease) in net assets from operations		44,984,539		(29,061,262)		2,050,574		(3,293,423)
Distribution to Investor Class Shareholders:
From net investment income		(9,120,154)		(8,819,119)		(451,792)		(447,129)
From return of capital		-------		-------		(2,110)		-------
From realized gains		-------		-------		-------		(57,237)
Distribution to Class I Shareholders:
From net investment income		(1,865,908)		-------		(15,263)		-------
From return of capital		-------		-------		(71)		-------
Distribution to Class A Shareholders:
From net investment income		(9)		-------		(8)		-------
From return of capital		-------		-------		0 [1]		-------
Distribution to Class C Shareholders:
From net investment income		(8)		-------		(8)		-------
From return of capital		-------		-------		0 [1]		-------
Total distributions		(10,986,079)		(8,819,119)		(469,252)		(504,366)
Fund share transactions (Note 3)		134,466,411		30,954,617		600,467		3,976,222
Total increase (decrease)		168,464,871		(6,925,764)		2,181,789		178,433
Net assets:
Beginning of period		478,255,068		485,180,832		28,377,087		28,198,654
End of period	$	646,719,939	$	478,255,068	$	30,558,876	$	28,377,087
Undistributed (over-distribution of) net investment income	$	151,142	$	-------	$	(4,276)	$	(5,192)
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

American Opportunities Fund
		Year Ended October 31, 2012		Year Ended October 31, 2011
Change in net assets from operations:
Net investment income	$	162,490	$	227,937
Net realized gain on investments		786,794		2,771,186
Change in unrealized appreciation/depreciation on investments		790,707		(1,318,436)
Net increase in net assets from operations		1,739,991		1,680,687
Distribution to Investor Class Shareholders:
From net investment income		(141,212)		(209,820)
From return of capital		(10,264)		-------
From realized gain		(802,679)		(788,667)
Total distributions		(954,155)		(998,487)
Fund share transactions (Note 3)		1,011,863		(1,157,190)
Total increase (decrease)		1,797,699		(474,990)
Net assets:
Beginning of period		21,072,020		21,547,010
End of period	$	22,869,719	$	21,072,020
Undistributed net investment income	$	38,362	$	15,365
[1] Less than $1.00
The accompanying notes are an integral part of these financial statements

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Notes to Financial Statements Year Ended October 31, 2012

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. The investment objective of each Fund is to seek long-term capital growth. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund will primarily invest in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. As of October 31, 2012 all securities within the Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use

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of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of October 31, 2012, based on the inputs used to value them:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Level 1 - Common Stocks	$69,609,046	$7,010,657	$22,536,268

Preferred Stocks	1,936,338	731,539	-------

Money Market Funds	19,382,904	2,877,761	-------

Total Level 1	90,928,288	10,619,957	22,536,268

Level 2 - Common Stocks	556,004,684	22,528,487	-------

Preferred Stocks	6,532,135	-------	-------

Total Level 2	562,536,819	22,528,487	-------

Level 3	-------	-------	-------

Total*	653,465,107	33,148,444	22,536,268

*	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

The Fund’s assets assigned to Level 2 are due to certain foreign securities for which a third party statistical pricing service being employed for purposes of fair market valuation. In addition, there were no transfers in and/or out between levels during the reporting period.

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Notes to Financial Statements Year Ended October 31, 2012

(B) MULTICLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to

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otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2012, open Federal tax years include the tax years ended October 31, 2009 through 2012. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gains in foreign countries may be subject to taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each country.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to

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Notes to Financial Statements Year Ended October 31, 2012

obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and is shown on the schedules of investments for the International Fund and Emerging Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2012, are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$18,497,897	$19,382,904

Thomas White Emerging Markets Fund	$2,513,500	$2,587,510

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$21,939

Thomas White Emerging Markets Fund	726

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the

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Notes to Financial Statements Year Ended October 31, 2012

redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $87,714 in redemption fees for the period ended October 31, 2012, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At October 31, 2012, the following table indicates individual shareholders who held significant shares of each Class’s outstanding shares. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
International Fund	Class A	1	100.0%	*

International Fund	Class C	1	100.0%	*

Emerging Markets Fund	Investor Class	2	78.5%

Emerging Markets Fund	Class A	1	100.0%	*

Emerging Markets Fund	Class C	1	100.0%	*

American Opportunities Fund	Investor Class	2	60.7%

*	Percentage is held by the Advisor, Thomas White International, Ltd.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2012, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2012			Year Ended October 31, 2011
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	17,053,785	$	272,833,336	7,995,363	$	136,427,018
Shares issued on reinvestment of dividends & distributions	425,823		7,034,570	552,981		8,548,470
Shares redeemed	(15,598,816)		(251,917,292)	(6,762,468)		(114,020,871)
Net increase	1,880,792	$	27,950,614	1,785,876	$	30,954,617
Shares outstanding:
Beginning of year	30,754,683			28,968,807
End of year	32,635,475			30,754,683

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Notes to Financial Statements Year Ended October 31, 2012

	Period Ended August 31, 2012 Through October 31, 2012
	Class I
	Shares		Amount
Shares sold	6,483,904	$	107,274,843
Shares issued on reinvestment of dividends & distributions	108,627		1,795,599
Shares redeemed	(153,793)		(2,555,662)
Net increase	6,438,738	$	106,514,780
Shares outstanding:
Beginning of period	-------
End of period	6,438,738
	Period Ended August 31, 2012 Through October 31, 2012
	Class A
	Shares		Amount
Shares sold	31	$	500
Shares issued on reinvestment of dividends & distributions	-------		9
Shares redeemed	-------		-------
Net increase	31	$	509
Shares outstanding:
Beginning of period	-------
End of period	31
	Period Ended August 31, 2012 Through October 31, 2012
	Class C
	Shares		Amount
Shares sold	31	$	500
Shares issued on reinvestment of dividends & distributions	-------		8
Shares redeemed	-------		-------
Net increase	31	$	508
Shares outstanding:
Beginning of period	-------
End of period	31

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Emerging Markets Fund
	Year Ended October 31, 2012			Year Ended October 31, 2011
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	16,330	$	180,348	287,693	$	3,503,765
Shares issued on reinvestment of dividends & distributions	40,672		453,902	47,853		504,368
Shares redeemed	(88,692)		(1,005,382)	(2,986)		(31,911)
Net increase (decrease)	(31,690)	$	(371,132)	332,560	$	3,976,222
Shares outstanding:
Beginning of year	2,672,241			2,339,681
End of year	2,640,551			2,672,241
	Period Ended August 31, 2012 Through October 31, 2012
	Class I
	Shares		Amount
Shares sold	85,290	$	970,575
Shares issued on reinvestment of dividends & distributions	1,374		15,334
Shares redeemed	(1,373)		(15,326)
Net increase	85,291	$	970,583
Shares outstanding:
Beginning of period	-------
End of period	85,291
	Period Ended August 31, 2012 Through October 31, 2012
	Class A
	Shares		Amount
Shares sold	46	$	500
Shares issued on reinvestment of dividends & distributions	1		8
Shares redeemed	-------		-------
Net increase	47	$	508
Shares outstanding:
Beginning of period	-------
End of period	47

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Notes to Financial Statements Year Ended October 31, 2012

	Period Ended August 31, 2012 Through October 31, 2012
	Class C
	Shares		Amount
Shares sold	46	$	500
Shares issued on reinvestment of dividends & distributions	1		8
Shares redeemed	-------		-------
Net increase	47	$	508
Shares outstanding:
Beginning of period	-------
End of period	47

American Opportunities Fund
	Year Ended October 31, 2012			Year Ended October 31, 2011
	Shares		Amount	Shares		Amount
Shares sold	19,077	$	259,999	14,435	$	195,650
Shares issued on reinvestment of dividends & distributions	72,013		951,287	78,341		994,926
Shares redeemed	(14,722)		(199,423)	(166,963)		(2,347,766)
Net increase/ (decrease)	76,368	$	1,011,863	(74,187)	$	(1,157,190)

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

During the period November 1, 2011 to August 30, 2012, each Fund paid a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. During this period, the Advisor had contractually agreed to reimburse its management fee for the International Fund, the Emerging Markets Fund and the American Opportunities Fund to the extent that the total operating fees exceeded 1.40%, 1.50% and 1.35% of the respective Fund’s average daily net assets. Effective August 31, 2012, each Fund pays a monthly investment management fee to the Advisor at the rate of 0.85% of the Fund’s average daily net assets annually. During the period August 31, 2012 to the fiscal year ended October 31, 2012, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

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Notes to Financial Statements Year Ended October 31, 2012

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%

Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%

American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations or the expense limitation in effect at the time the expense was waived and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2012, the International, Emerging Markets and American Opportunities Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived		Repayment Expires	Balance
International Fund	Investor Class	2012		2015	$352,201

International Fund	Class I	2012		2015	$70,702

Emerging Markets Fund	Investor Class	2010	*	2013	$19,096

Emerging Markets Fund	Investor Class	2011		2014	$102,297

Emerging Markets Fund	Investor Class	2012		2015	$144,622

Emerging Markets Fund	Class I	2012		2015	$896

Emerging Markets Fund	Class A	2012		2015	$1

Emerging Markets Fund	Class C	2012		2015	$1

American Opportunities Fund	Investor Class	2011	**	2014	$5,348

American Opportunities Fund	Investor Class	2012		2015	$34,182
*	For the period June 28, 2010, the initial date of the agreement, through October 31, 2010.

**	For the period March 1, 2011, the initial date of the agreement, through October 31, 2011.

For the period November 1, 2011 to August 30, 2012, each Fund paid a fee to the Advisor for certain fund accounting, administration and compliance services. For accounting services, the Funds paid a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund paid 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The Emerging Markets Fund paid 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund paid 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For the period November 1, 2011 to August 30, 2012, for fund administration, the Funds paid to the Advisor a combined $75,000 minimum fee that is prorated based on each Fund’s assets for

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Notes to Financial Statements Year Ended October 31, 2012

the first $75,000,000 in individual assets. The International Fund and Emerging Markets Fund then paid each 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund paid 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

For the period November 1, 2011 to August 30, 2012, each Fund also paid to the Advisor an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

For the period November 1, 2011 to August 30, 2012, for the fund accounting, administration and compliance services provided under the previous agreement, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $503,404, $29,456 and $25,168, respectively.

Effective August 31, 2012, the Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate equal to 0.04% of the first $500 million of the average daily net assets of the Funds, 0.035% on the next $500 million of the average daily net assets of the Funds, and 0.03% of the average daily net assets of the Funds in excess of $1 billion, with a minimum annual fee of $108,000. The Administrator will also be compensated for any out of pocket expenses that are reasonably incurred by the Administrator in carrying out its duties under the Administration Agreement.

Effective August 31, 2012, the Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the period August 31, 2012 to October 31, 2012, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $38,756, $1,786, and $1,359, respectively.

Effective August 31, 2012, the International and Emerging Market Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Funds to compensate Quasar Distributors, LLC for the costs incurred in the distributing the Funds’ Class A or Class C shares at an annual rate of 0.25% and 1.00%, respectively. See Note 5.

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Effective August 31, 2012, the Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. The International Fund Class C shares and Emerging Markets Fund Class C shares incurred $1 and $1, respectively, in fees pursuant to the Plan during the time period August 31, 2012 to October 31, 2012.

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Notes to Financial Statements Year Ended October 31, 2012

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 per year for the International Fund and $10,000 per year for the Emerging Markets Fund and the American Opportunities Fund. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 7. INVESTMENT TRANSACTIONS

During the year ended October 31, 2012, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$496,010,106	$364,636,094

Emerging Markets Fund	16,612,405	15,414,196

American Opportunities Fund	9,818,321	9,635,451

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$565,826,243	$98,447,978	$(10,809,114)	$87,638,864

Emerging Markets Fund	29,484,373	4,965,588	(1,301,517)	3,664,071

American Opportunities Fund	18,965,263	4,139,125	(568,120)	3,571,005

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ tax

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year-end. For the Thomas White International Fund, permanent differences resulted in reclassification of $42,274 in undistributed net investment income and ($42,274) in accumulated net realized loss. For the Thomas White Emerging Markets Fund, permanent differences resulted in reclassification of $2,109 in undistributed net investment income, $651 in accumulated net realized gain, and ($2,760) in paid in capital. For the Thomas White American Opportunities Fund, permanent differences resulted in reclassification of $12,282 in undistributed net investment income, $9,637 in accumulated net realized gain, and ($21,919) in paid in capital.

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings
International Fund	$233,948	$-------	$87,638,864	$(40,431,325)	$47,441,487

Emerging Markets Fund	-------	-------	3,664,071	(1,170,307)	$2,493,764

American Opportunities Fund	-------	-------	3,571,005	-------	$3,571,005

As of October 31, 2012, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Fund	Capital Loss Carryforwards	Term	Expires
International Fund	$(11,495,126)		10/31/2017

	(21,219,829)	Short-Term	No Expiration

	(7,716,370)	Long-Term	No Expiration

Emerging Markets Fund	$(1,170,307)	Short-Term	No Expiration

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Notes to Financial Statements Year Ended October 31, 2012

The tax character of distributions paid during the year ended October 31, 2012 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
International Fund - Investor Class	$9,120,154	$-------	$-------	$9,120,154

International Fund - Class I	1,865,908	-------	-------	1,865,908

International Fund - Class A	9	-------	-------	9
International Fund - Class C	8	-------	-------	8

Emerging Markets Fund - Investor Class	451,792	2,110	-------	453,902

Emerging Markets Fund - Class I	15,263	71	-------	15,334

Emerging Markets Fund - Class A	8	-------	-------	8

Emerging Markets Fund - Class C	8	-------	-------	8

American Opportunities Fund – Investor Class	141,212	10,264	802,679	954,155

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after October 31, 2012 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2012 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$19,550,441	$2,025,041	$0.0524

Emerging Markets Fund	942,061	92,153	0.0343

QUALIFYING DIVIDEND INCOME

For the Thomas White International Fund 67% of the income dividend is qualified. For the Thomas White Emerging Markets Fund 78% of the income dividend is qualified. For the Thomas White American Opportunities Fund 100% of the income dividend is qualified.

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The Thomas White International Fund and the Thomas White Emerging Markets Fund have made an election under Section 853 of the Internal Revenue Code to provide to their shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file at U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0516 per share of the International Fund and $0.0343 per share of the Emerging Markets Fund for each share owned on October 26, 2012, in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

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Year Ended October 31, 2012

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	15.55		$	16.75	$	14.50	$	11.74	$	22.51

Income from investment operations:
Net investment income [1]		0.31			0.29		0.20		0.19		0.27
Net realized and unrealized gains/(losses)		0.97			(1.20)		2.25		2.76		(10.79)
Total from investment operations		1.28			(0.91)		2.45		2.95		(10.52)

Distributions:
From net investment income		(0.28)			(0.29)		(0.20)		(0.19)		(0.25)
Change in net asset value for the year		1.00			(1.20)		2.25		2.76		(10.77)
Net asset value, end of year	$	16.55		$	15.55	$	16.75	$	14.50	$	11.74
Total Return		8.25%			(5.42)%		16.88%		25.15%		(46.69)%

Ratios/supplemental data
Net assets, end of year (000)	$	540,118		$	478,255	$	484,822	$	359,704	$	187,998

Ratio to average net assets:
Expenses (net of reimbursement)		1.31%	[2]		1.34%		1.38%		1.46%		1.47%
Expenses (prior to reimbursement)		1.37%	[2]		1.34%		1.38%		1.46%		1.47%
Net investment income (net of reimbursement)		1.94%	[2]		1.70%		1.31%		1.80%		1.49%
Net investment income (prior to reimbursement)		1.88%	[2]		1.70%		1.31%		1.80%		1.49%
Portfolio turnover rate [3]		66%			41%		44%		59%		54%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Year Ended October 31, 2012

Thomas White International Fund - Class I
	August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.23

Income from investment operations:
Net investment income [1]		0.07
Net realized and unrealized gains		0.55
Total from investment operations		0.62

Distributions from net investment income		(0.29)
Change in net asset value for the period		0.33
Net asset value, end of period	$	16.56
Total return		3.83%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%	[3]
Expenses (prior to reimbursement)		1.45%	[3]
Net investment income (net of reimbursement)		2.47%	[3]
Net investment income (prior to reimbursement)		2.01%	[3]
Portfolio turnover rate [4]		66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Year Ended October 31, 2012

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class A
	August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.23

Income from investment operations:
Net investment income [1]		0.06
Net realized and unrealized gains		0.56
Total from investment operations		0.62

Distributions from net investment income		(0.29)
Change in net asset value for the period		0.33
Net asset value, end of period	$	16.56
Total Return +		3.80%	[2]

Ratios/supplemental data
Net assets, end of period	$	519

Ratio to average net assets:
Expenses (net of reimbursement)		1.49%	[3]
Expenses (prior to reimbursement)		1.66%	[3]
Net investment income (net of reimbursement)		1.99%	[3]
Net investment income (prior to reimbursement)		1.82%	[3]
Portfolio turnover rate [4]		66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Year Ended October 31, 2012

Thomas White International Fund - Class C
	August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.23

Income from investment operations:
Net investment income [1]		0.06
Net realized and unrealized gains		0.54
Total from investment operations		0.60

Distributions from net investment income		(0.27)
Change in net asset value for the period		0.33
Net asset value, end of period	$	16.56
Total Return +		3.68%	[2]

Ratios/supplemental data
Net assets, end of period	$	518

Ratio to average net assets:
Expenses (net of reimbursement)		1.99%	[3]
Expenses (prior to reimbursement)		2.16%	[3]
Net investment income (net of reimbursement)		1.47%	[3]
Net investment income (prior to reimbursement)		1.30%	[3]
Portfolio turnover rate [4]		66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Year Ended October 31, 2012

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Investor Class
	Year Ended October 31, 2012^			Year Ended October 31, 2011		June 28, 2010 through October 31, 2010*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	10.62		$	12.05	$	10.00

Income from investment operations:
Net investment income [1]		0.18			0.17		0.02
Net realized and unrealized gains (losses)		0.58			(1.41)		2.05
Total from investment operations		0.76			(1.24)		2.07

Distributions:
From net investment income		(0.17)			(0.17)		(0.02)
From net realized gains		-------			(0.02)		-------
Total Distributions		(0.17)			(0.19)		(0.02)
Change in net asset value for the year		0.59			(1.43)		2.05
Net asset value, end of year	$	11.21		$	10.62	$	12.05
Total Return		7.21%			(10.26)%		20.71%	[2]

Ratios/supplemental data
Net assets, end of year (000)	$	29,602		$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement)		1.46%	[3]		1.50%		1.50%	[5]
Expenses (prior to reimbursement)		1.96%	[3]		1.84%		1.72%	[5]
Net investment income (net of reimbursement)		1.61%	[3]		1.43%		0.57%	[5]
Net investment income (prior to reimbursement)		1.11%	[3]		1.10%		0.36%	[5]
Portfolio turnover rate [4]		54%			33%		4%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

*	Commencement of operations.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)	Annualized.

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Year Ended October 31, 2012

Thomas White Emerging Markets Fund - Class I
		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	10.80

Income from investment operations:
Net investment income [1]		0.04
Net realized and unrealized gains		0.55
Total from investment operations		0.59

Distributions from net investment income		(0.18)
Change in net asset value for the period		0.41
Net asset value, end of period	$	11.21
Total Return		5.47%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09% [3]
Expenses (prior to reimbursement)		3.31% [3]
Net investment income (net of reimbursement)		1.68% [3]
Net investment loss (prior to reimbursement)		(0.54)% [3]
Portfolio turnover rate [4]		54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Year Ended October 31, 2012

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class A
		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	10.80

Income from investment operations:
Net investment income [1]		0.03
Net realized and unrealized gains		0.55
Total from investment operations		0.58

Distributions from net investment income		(0.18)
Change in net asset value for the period		0.40
Net asset value, end of period	$	11.20
Total Return +		5.35%	[2]

Ratios/supplemental data
Net assets, end of period	$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%	[3]
Expenses (prior to reimbursement)		2.32%	[3]
Net investment income (net of reimbursement)		1.19%	[3]
Net investment income (prior to reimbursement)		0.46%	[3]
Portfolio turnover rate [4]		54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Year Ended October 31, 2012

Thomas White Emerging Markets Fund - Class C
		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	10.80

Income from investment operations:
Net investment income [1]		0.02
Net realized and unrealized gains		0.55
Total from investment operations		0.57

Distributions from net investment income		(0.16)
Change in net asset value for the period		0.41
Net asset value, end of period	$	11.21
Total Return +		5.32%	[2]

Ratios/supplemental data
Net assets, end of period	$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%	[3]
Expenses (prior to reimbursement)		2.85%	[3]
Net investment income (net of reimbursement)		0.67%	[3]
Net investment loss (prior to reimbursement)		(0.09	)% [3]
Portfolio turnover rate [4]		54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C Shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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Year Ended October 31, 2012

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class
	Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	12.81		$	12.53	$	10.25	$	10.01	$	15.44

Income from investment operations:
Net investment income		0.11			0.13		0.09		0.08		0.05
Net realized and unrealized gains (losses)		0.94			0.78		2.28		0.28		(5.43)
Total from investment operations		1.05			0.91		2.37		0.36		(5.38)

Distributions:
From net investment income		(0.09)			(0.13)		(0.09)		(0.08)		(0.05)
From net realized gains		(0.49)			(0.50)		-------		-------		-------
Tax return of capital		-------			-------		-------		(0.04)		-------
Total Distributions		(0.58)			(0.63)		(0.09)		(0.12)		(0.05)
Change in net asset value for the year		0.47			0.28		2.28		0.24		(5.43)
Net asset value, end of year	$	13.28		$	12.81	$	12.53	$	10.25	$	10.01
Total Return		8.21%			7.36%		23.13%		3.62% [1]		(34.79)%

Ratios/supplemental data
Net assets, end of year (000)	$	22,870		$	21,072	$	21,547	$	17,713	$	15,835

Ratio to average net assets:
Expenses (net of reimbursement)		1.35%	[2]		1.35%		1.35%		1.35%		1.35%
Expenses (prior to reimbursement)		1.50%	[2]		1.39%		1.57%		1.74%		1.51%
Net investment income (net of reimbursement)		0.73%	[2]		1.02%		0.75%		1.16%		0.38%
Net investment income (prior to reimbursement)		0.58%	[2]		0.97%		0.53%		0.90%		0.22%
Portfolio turnover rate		44%			66%		53%		83%		40%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.056% and $0.01, respectively.

(2)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White International Fund, Thomas White Emerging Markets Fund and Thomas White American Opportunities Fund (separate portfolios constituting Lord Asset Management Trust, hereafter referred to as the “Funds”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 28, 2012

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2012 through October 31, 2012 for the Funds’ Investor Class shares, and August 31, 2012 through October 31, 2012 for a Fund’s Class A, Class C and Class I shares.

ACTUAL EXPENSES

The third and fourth columns of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2012	Ending Account Value Oct. 31, 2012	Expenses Paid During Period	Ending Account Value Oct. 31, 2012	Expenses Paid During Period
International Fund
Investor Class	1.27%	$1,000.00	$1,021.50	$6.45	$1,018.75	$6.44
Class I	0.99%	$1,000.00	$1,038.30	$5.07	$1,006.68	$1.66
Class A	1.49%	$1,000.00	$1,038.00	$7.63	$1,005.85	$2.49
Class C	1.99%	$1,000.00	$1,036.80	$10.19	$1,005.02	$3.32
Emerging Markets Fund
Investor Class	1.44%	$1,000.00	$999.60	$7.24	$1,017.90	$7.30
Class I	1.09%	$1,000.00	$1,054.70	$5.63	$1,006.52	$1.82
Class A	1.59%	$1,000.00	$1,053.50	$8.21	$1,005.68	$2.66
Class C	2.09%	$1,000.00	$1,053.20	$10.79	$1,004.85	$3.49
American Opportunities Fund
Investor Class	1.35%	$1,000.00	$972.00	$6.69	$1,018.35	$6.85

*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbursements), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for the Investor Class shares and 61/366 for Class A, Class C and Class I shares (to relect the period since the inception of those classes on 8/31/12).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2012

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 69	Trustee	18 years	Chairman of Thomas White International, Ltd.	3	None

Stathy M. White 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 55	President	1 year	Exec. Vice President of Thomas White International, Ltd;	N/A	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 40	Vice President and Treasurer	12 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 32	Secretary and Chief Compliance Officer	1 year	Vice President of Thomas White International, Ltd.; Business Analyst, Computershare Inc.	N/A	N/A

Independent Trustees

James N. Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 62	Trustee	6 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth G. Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 68	Trustee	11 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 68	Trustee	6 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 65	Trustee	18 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine	3	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Approval of Investment Advisory Agreements (Unaudited)

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) held on June 18, 2012, the Board reviewed and considered certain newly proposed Amended and Restated Investment Advisory Agreements (the “Amended Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”), the Thomas White International Fund (the “International Fund”) and the Thomas White Emerging Markets Fund (the “Emerging Markets Fund” and together with the American Opportunities Fund and the International Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Amended Agreements should be approved. In particular, the Board reviewed and considered the terms of the Amended Agreements, pursuant to which TWI would provide the Funds with the same level of services as TWI provided to the Funds under the Funds’ previous Investment Advisory Agreements (the “Previous Agreements”), except for the fees, which TWI had proposed to reduce from 1.00% to 0.85% of each Fund’s average daily net assets. In connection with this reduction in the investment advisory fees, the Board also reviewed and considered a reduction to the expense caps under the Expense Limitation Agreements and certain changes to the service arrangements for the Funds. In addition, in connection with these matters, the Board considered that the Trust was implementing a new multi-class share structure for the Funds which involved the adoption of new service and distribution arrangements for the Funds including new fees relating to a new Rule 12b-1 distribution and service plan for certain of the new classes of shares and a new non-distribution administrative services plan for certain of the new classes of shares, and a new Business Management Agreement with the Advisor, which replaced a previous Accounting and Administration Agreement between the Funds and the Advisor.

Following their review and consideration of these matters, the Trustees determined that each Amended Agreement would enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the Independent Trustees of the Board, unanimously approved the Amended Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Amended Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, including information that the Board had most recently considered as part of the renewal of the Previous Agreements at its meeting held on February 27, 2012 (the “February 2012 Meeting”), which included profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the Amended Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not

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Approval of Investment Advisory Agreements (Unaudited)

identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality under the Amended Agreements as the services it provided to the Funds in the past under the Previous Agreements, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees had concluded at their February 2012 Meeting on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over trailing periods. With respect to the International Fund, the Trustees took note of the fact that the Fund outperformed its peer group (based on the category average) for the trailing one-, three-, five- and ten-year periods and had outperformed its benchmark index, the MSCI All Country World ex US Index, for the trailing one-, five- and ten-year periods. The Trustees noted that the Emerging Markets Fund had outperformed its peer group (based on the category average) and benchmark index, the MSCI Emerging Markets Index, over the trailing one-year period. The Trustees noted that the American Opportunities Fund had underperformed its peer group (based on the category average) and its primary benchmark index, the Russell Midcap Index, over the trailing three- and five-year periods. The Board took into consideration the Fund’s strong performance over the trailing one-year period against its peer group and benchmark index as well as the Fund’s outperformance of its peer group over the trailing ten-year period. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by TWI under the Amended Agreements, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data, the Trustees had determined at their February 2012 Meeting that the overall expense ratio of each Fund, on a net basis, was competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that, as part of a proposal to establish the

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Approval of Investment Advisory Agreements (Unaudited)

new multi-class structure, TWI had proposed to reduce its contractual investment advisory fee from 1.00% to 0.85% of each Fund’s average daily net assets. The Trustees also noted that TWI had also proposed to contractually reduce the operating expenses (as a percentage of average daily net assets) of: (i) the Class I shares of the International Fund to 0.994%; (ii) the Class I shares of the Emerging Markets Fund to 1.094%; and (iii) the Investor Class shares of the American Opportunity Fund to 1.344%. With respect to the International Fund, the Board noted that, at its February 2012 Meeting, it had taken into consideration information regarding the fees that TWI charges another investment company client for similar sub-investment advisory services and the Trustees had noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also had considered at its February 2012 Meeting the fees that TWI charges to its non-investment company clients, noting the reasons for the differences in the fees. At its February 2012 Meeting, the Board also had focused on TWI’s current level of profitability with respect to the Funds, and noted that TWI’s profitability was acceptable and consistent with applicable industry averages and that TWI is committed to using its own resources to help grow the Funds. The Trustees then noted TWI’s commitment to establishing a multi-class structure, increasing the exposure of the Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site are being borne by TWI, which provides an additional benefit to the Funds. The Board particularly took note of the fact that the Amended Agreements were being amended for the sole purpose of reducing the investment advisory fee without any reduction to the level or quality of services provided as a result of the reduction in the fees. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI. The Trustees considered the profitability of the Advisor both before and after the impact of the marketing related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

•

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment advisory fees under the Amended Agreements do not decrease as Fund assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that the investment advisory fees under the Amended Agreements, as revised, are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI will limit the Funds’ total annual operating

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Approval of Investment Advisory Agreements (Unaudited)

expenses by waiving fees and/or reimbursing certain Fund expenses and, in this regard, took note of the fact that TWI had agreed to lower the expense caps under the Expense Limitation Agreements. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds would benefit from their relationship to TWI by virtue of TWI’s provision of business management services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations. In considering information regarding the business management fees payable by the Funds to the Advisor under the terms of the newly implemented Business Management Agreement, which replaced a previous Accounting and Administration Agreement between the Funds and the Advisor, the Board members indicated that they had considered various factors with respect to the proposed business management fees, including the level and amount of these fees and the services to be provided by the Advisor in connection with the Business Management Agreement, in determining the reasonableness of the total fees payable by the Funds to the Advisor for the overall level of services that the Advisor provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory business management services that are to be provided to the Funds by the Advisor, the Board took into consideration: (i) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services to be performed under the Business Management Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

•

Other Considerations. In approving the Amended Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to

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Approval of Investment Advisory Agreements (Unaudited)

the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: Angel of Independence statue in front of the National Palace in Mexico City.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions of the Registrant. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an “audit committee financial expert” as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at the Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, PricewaterhouseCoopers LLC (“PWC”), to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” are other services provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$93,500	$72,000
Audit-Related Fees	-	-
Tax Fees	$17,300	$16,950
All Other Fees	-	-

1

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by PWC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

2

Item 11. Controls and Procedures.

(a)	Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)*	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date January 7, 2013

By (Signature and Title)*	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date January 7, 2013

4